EXHIBIT 10.2

Execution Version

GUARANTY AND SECURITY AGREEMENT

dated as of January 28, 2011

by and among

ABOVENET, INC., ABOVENET COMMUNICATIONS, INC., ABOVENET OF UTAH,
L.L.C., ABOVENET OF VA, L.L.C. AND ABOVENET INTERNATIONAL, INC.,

as Borrowers,

the other Grantors party hereto,

and

SUNTRUST BANK,
as Administrative Agent

TABLE OF CONTENTS

SECTION 1.	Defined Terms.		2

SECTION 2.	Guaranty.		14

	(a)	General	14
	(b)	Right of Contribution	16
	(c)	No Subrogation	17
	(d)	Waivers by the Guarantors	17
	(e)	Guaranty Absolute and Unconditional	18
	(f)	Subordination of Other Obligations	19
	(g)	Authority of the Guarantors or the Borrower	19
	(h)	Financial Condition of the Borrower	19
	(i)	Bankruptcy, etc.	19

SECTION 3.	The Security Interests.		20

SECTION 4.	Grantors Remain Obligated.		20

SECTION 5.	Representations and Warranties.		20

	(a)	Representations and Warranties in Credit Agreement	20
	(b)	General	21
	(c)	Accounts	23
	(d)	Inventory and Equipment	23
	(e)	Intellectual Property	23
	(f)	Pledged Collateral	23
	(g)	Investment Accounts and Deposit Accounts	24

SECTION 6.	Further Assurances; Covenants.		25

	(a)	Covenants in Credit Agreement	25
	(b)	General	25
	(c)	Accounts, Etc.	27
	(d)	Equipment	27
	(d)	Intellectual Property.	28
	(f)	Pledged Collateral	28
	(g)	Deposit Accounts, Chattel Paper, Investment Property and Letters of Credit.	30
	(h)	Commercial Tort Claims	30

SECTION 7.	Reporting and Recordkeeping.		31

	(a)	Maintenance of Records Generally	31
	(b	Notices	31

SECTION 8.	General Authority.		31

SECTION 9.	Remedies Upon an Event of Default.		32

Schedule 1	-	Jurisdiction of Organization; Organizational Identification Number; Legal Name
Schedule 2	-	Names; Trade Names; Merger Partners
Schedule 3	-	Chief Executive Office; Mailing Addresses; Locations of Books and Records
Schedule 4	-	Deposit / Investment Accounts
Schedule 5	-	Letters of Credit
Schedule 6	-	Material Contracts
Schedule 7	-	Commercial Tort Claims
Schedule 8	-	Intellectual Property
Schedule 9	-	Pledged Equity Interests
Schedule 10	-	Pledged Debt Instruments

2

Annex 1	-	Financing Statements to be Terminated
Exhibit A	-	Form of Copyright Security Agreement
Exhibit B	-	Form of Patent and Trademark Security Agreement
Exhibit C	-	Form of Uncertificated Securities Control Agreement
Exhibit D	-	Form of Guaranty and Security Agreement Supplement

3

GUARANTY AND SECURITY AGREEMENT
THIS GUARANTY AND SECURITY AGREEMENT (this “Agreement”) is made and entered into as of January 28, 2011, by and among ABOVENET, INC., a Delaware corporation, ABOVENET COMMUNICATIONS, INC., a Delaware corporation, ABOVENET OF UTAH, L.L.C., a Delaware limited liability company, ABOVENET OF VA, L.L.C., a Virginia limited liability company, and ABOVENET INTERNATIONAL, INC., Delaware corporation (each a “Borrower” and collectively the “Borrowers”), each of the Material Subsidiaries (as defined in the Revolving Credit Agreement) from time to time a party hereto (the “Material Subsidiaries”; the Material Subsidiaries, together with Borrowers, are each referred to herein as a “Grantor” and collectively, the “Grantors”), in favor of SUNTRUST BANK, as administrative agent (in such capacity, the “Administrative Agent”) for the benefit of the Secured Parties (as defined below).

WITNESSETH:

WHEREAS, the Grantors are members of an affiliated group of companies;

WHEREAS, the Borrowers, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, are all party to that certain Revolving Credit Agreement dated as of the date hereof (as amended, restated, modified, extended, renewed, replaced, supplemented and/or refinanced from time to time, the “Revolving Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Revolving Credit Agreement) pursuant to which the Lenders have agreed to establish a revolving credit facility in favor of the Borrowers;

WHEREAS, the Borrowers and the other Grantors are engaged in related businesses and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Revolving Credit Agreement;

WHEREAS, it is a condition precedent to the obligations of the Secured Parties that each Grantor enter into this Agreement in favor of the Administrative Agent for the benefit of the Secured Parties; and

WHEREAS, each Grantor desires to execute this Agreement to satisfy the conditions described immediately above.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Defined Terms.

(a)           Unless otherwise defined in this Agreement, terms defined in the Revolving Credit Agreement and used in this Agreement have the meanings given them in the Revolving Credit Agreement.

(b)           The following terms, when used in this Agreement, shall have the following meanings:

“Account Debtor” shall have the meaning ascribed to such term in the UCC.

“Accounts” shall mean, for any Person, all “accounts” (as such term is defined in the UCC), now or hereafter owned or acquired by such Person or in which such Person now or hereafter has or acquires any rights and, in any event, shall mean and include (a) any and all receivables, including all accounts created by, or arising from, all of such Person’s sales, leases, rentals or other dispositions of Goods or renditions of services to its customers (whether or not they have been earned by performance) including but not limited to, those accounts arising from sales, leases, rentals or other dispositions of Goods or rendition of services made under any of the trade names, logos or styles of such Person, or through any division of such Person; (b) Instruments, Documents, Chattel Paper, Contracts, Contract Rights, acceptances, and tax refunds relating to any of the foregoing or arising therefrom; (c) unpaid seller’s rights (including rescission, replevin, reclamation, repossession and stoppage in transit) relating to any of the foregoing or arising therefrom; (d) rights to any Goods relating to any of the foregoing or arising therefrom, including rights to returned, reclaimed or repossessed Goods; (e) reserves and credit balances relating to any of the foregoing or arising therefrom; (f) Supporting Obligations and Letter of Credit Rights relating to any of the foregoing or arising therefrom; (g) insurance policies or rights relating to any of the foregoing; (h) General Intangibles relating to any of the foregoing or arising therefrom, including all payment intangibles and other rights to payment and books and records and any electronic media and software relating thereto; (i) notes, deposits or property of Account Debtors relating to any of the foregoing or arising therefrom securing the obligations of any such Account Debtors to such Person; (j) healthcare insurance receivables; and (k) cash and non-cash Proceeds of any and all the foregoing.

“Additional Pledged Collateral” means (a) any Pledged Collateral acquired by any Grantor after the date hereof, (b) all additional Indebtedness from time to time owed to any Grantor by any obligor on the Pledged Debt Instruments and the Instruments evidencing such Indebtedness and (c) all interest, cash, Instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing.

“Arizona Collateral” shall mean any real property and tangible assets owned by ACI that is physically located in the State of Arizona.

“Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto.

“Borrower” and “Borrowers” shall have the meaning given to each term in the introductory paragraph hereof.

“CFC” means a “controlled foreign corporation” (as defined in the Code).

“Chattel Paper” shall mean all “chattel paper” (as such term is defined in the UCC), including “electronic chattel paper” and “tangible chattel paper” (as each such term is defined in the UCC), now owned or hereafter acquired by any Grantor or in which any Grantor has or acquires any rights, or other receipts of any Grantor, evidencing or representing rights or interest in such chattel paper.

“Collateral” shall mean, collectively, each Grantor’s right, title and interest in and to each of the following, wherever located and whether now or hereafter existing or now owned or hereafter acquired or arising:

(i)           all Accounts;

(ii)          all Chattel Paper (whether tangible or electronic);

(iii)         all Contracts;

(iv)         all Contract Rights;

(v)          all Deposit Accounts;

(vi)         all Documents;

(vii)        all Equipment (including, for the avoidance of doubt, all Dark Fiber);

(viii)       all Fixtures;

(ix)          all General Intangibles;

(x)           all Goods;

(xi)          all Instruments;

(xii)         all Inventory;

(xiii)        all Investment Property;

(xiv)        all Pledged Collateral;

(xv)         all Software;

(xvi)        all Commercial Tort Claims set forth on Schedule 7 or otherwise disclosed in writing to the Administrative Agent in accordance with Section 6(h) hereof;

(xvii)       all money, cash or cash equivalents;

(xviii)      all Supporting Obligations and Letter-of-Credit Rights;

(xix)        all other Goods and personal property, whether tangible or intangible and whether or not delivered including such other Goods and property (A) the sale or lease of which gives or purports to give rise to any Account or other Collateral including all Inventory and other merchandise returned or rejected by or repossessed from customers or (B) securing any Account or other Collateral, including, all rights as an unpaid vendor or lienor (including stoppage in transit, replevin and reclamation) with respect to such other Goods and personal property;

(xx)         all substitutes and replacements for, accessories, attachment, and other additions to, any of the above and all products or masses into which any Goods are physically united such that their identity is lost;

(xxi)        all books and records pertaining to any of the Collateral or any Account Debtor, or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof, including all correspondence, files (including credit files), Software, computer programs, printouts, tapes, discs and other computer materials and records;

(xxii)       all policies and certificates of insurance relating to any of the foregoing, now owned or hereafter acquired, evidencing or pertaining to any and all other items of Collateral described in this definition; and

(xxiii)      all products and Proceeds of all or any of the Collateral described above (including any claim to any item referred to in this definition, and any claim against any third party for loss of, damage to or destruction of any or all of the Collateral or for proceeds payable under, or unearned premiums with respect to, policies of insurance) in whatever form, including, but not limited to, cash, Instruments, Chattel Paper, security agreements and other documents.

Notwithstanding anything contained in this Agreement to the contrary, the term “Collateral” shall not include any Excluded Accounts, Excluded Assets or Excluded Property.

“Commercial Tort Claims” shall mean, as to any Person, all “commercial tort claims” (as such term is defined in the UCC) in or under which such Person may now or hereafter have any right, title or interest.

“Contract Rights” means, as to any Person, all of such Person’s then owned or existing and future acquired or arising rights under Contracts not yet fully performed and not evidenced by an Instrument or Chattel Paper.

“Contracts” means, as to any Person, all “contracts” as such term is used in the UCC, and, in any event shall mean and include all of such Person’s then owned or existing and future acquired or arising contracts, undertakings or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which such Person may now or hereafter have any right, title or interest including any agreement relating to Inventory, the terms of payment or the terms of performance of any Account or any other Collateral.

“Copyright License” shall mean, as to any Person, any and all agreements, whether written or oral, providing for the granting of any right in or to Copyrights (whether such Person is licensee or licensor thereunder) including (a) the grant of any right to copy, publicly perform, create derivative works, manufacture, distribute, exploit or sell materials derived from any Copyright and (b) each agreement referred to in Schedule 10 (as such schedule may be amended or supplemented from time to time).

“Copyright Security Agreement” shall mean a Copyright Security Agreement, substantially in the form of Exhibit A hereto, executed and delivered by any Grantor granting a Security Interest in its Copyrights, as the same may be amended, restated, supplemented or otherwise modified, from time to time, in accordance with its terms.

“Copyrights” shall mean, as to any Person, all United States, and foreign copyrights (including Community designs), including but not limited to copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and, with respect to any and all of the foregoing: (a) all registrations and applications therefor including, without limitation, the registrations and applications referred to in Schedule 10 (as such schedule may be amended or supplemented from time to time), (b) all extensions and renewals thereof, (c) all rights corresponding thereto throughout the world, (d) all rights to sue for past, present and future infringements thereof, and (e) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

“Deposit Accounts” shall mean, as to any Person, all “deposit accounts” (as such term is defined in the UCC) now owned or hereafter acquired by such Person, or in which such Person has or acquires any rights, or other receipts, covering, evidencing or representing rights or interest in such deposit accounts, and, in any event, shall mean and include all of such Person’s demand, time, savings, passbook, money market or like depositor accounts and all certificates of deposit, maintained with a bank, savings and loan association, credit union or like organization (other than an account evidenced by a certificate of deposit that is an Instrument).

“Documents” shall mean, as to any Person, all “documents” (as such term is defined in the UCC) now owned or hereafter acquired by such Person or in which such Person has or acquires any rights, or other receipts, covering, evidencing or representing Goods, and, in any event shall mean and include all of such Person’s certificates or documents of origin and of title, warehouse receipts and manufacturers statements or origin.

“Equipment” shall mean, as to any Person, all “equipment” (as such term is defined in the UCC) now owned or hereafter acquired by such Person and wherever located, and, in any event, shall mean and include, without limitation, all machinery, apparatus, equipment, furniture, furnishings, processing equipment, conveyors, machine tools, engineering processing equipment, manufacturing equipment, materials handling equipment, trade fixtures, trucks, tractors, rolling stock, fittings, trailers, forklifts, vehicles, computers and other electronic data processing, other office equipment of such Person, and all other tangible personal property (other than Inventory) of every kind and description used in such Person’s business operations or owned by such Person or in which such Person has an interest and any and all additions, substitutions and replacements of any of the foregoing, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto, all fuel therefor and all manuals, drawings, instructions, warranties and rights with respect thereto.

“Excluded Assets” shall mean (a) assets owned by any Loan Party and subject to collocation agreements, license agreements or lease agreements entered into in the ordinary course of business and which by their terms prohibit such Loan Party from granting a Lien upon such assets, the amount of such assets not to exceed $10,000,000 in the aggregate at any time, (b) assets owned or provided by ACI under the Managed Telecommunications Services Agreement by and between Merrill Lynch, Pierce, Fenner & Smith Incorporated and ACI, dated as of January, 2005 (as amended from time to time pursuant to purchase orders) and (c) vehicles owned or leased by any Loan Party.

“Excluded Property”  shall mean (a) any voting Capital Stock of any CFC, solely to the extent that (i) such Capital Stock represents more than 65% of the outstanding voting Capital Stock of such CFC, and (ii) pledging or hypothecating more than 65% of the total outstanding voting Capital Stock of such CFC would result in adverse tax consequences to any Grantor, (b) any lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach, violation or termination pursuant to the terms of, or a default under, or in violation of applicable law governing, any such lease, license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity) and (c) the Arizona Collateral; provided, however, "Excluded Property" shall not include (v) any Proceeds, substitutions or replacements of any Excluded Property (unless such Proceeds, substitutions or replacements would constitute Excluded Property), (x) immediately upon the amendment of the Code to allow the pledge of a greater percentage of the voting Capital Stock in a CFC without adverse tax consequences, such greater percentage of Capital Stock of each CFC, (y) any such lease, license, contract, property rights or agreement immediately at such time as the condition causing any such abandonment, invalidation or unenforceability described in clause (b) above is remedied and to the extent severable, shall not include any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in clauses (b)(i) or (b)(ii) above and (z) the Arizona Collateral at such time as ACI has received approval from the PUC in the State of Arizona to grant a Lien on the Arizona Collateral in favor of the Administrative Agent.

“Fixtures” shall mean, as to any Person, all “fixtures” (as such term is defined in the UCC) now owned or hereafter acquired by such Person or in which such Person has or acquires any rights, or other receipts, of such Person covering, evidencing or representing rights or interest in such fixtures.

“General Intangibles” shall mean, as to any Person, all “general intangibles” (as such term is defined in the UCC) now owned or hereafter acquired by such Person or in which such Person has or acquires any rights and, in any event, shall mean and include all right, title and interest in or under all contracts, all customer lists, Licenses, Copyrights, Trademarks, Patents, and all applications therefor and reissues, extensions or renewals thereof, all other Intellectual Property and rights in Intellectual Property, interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, blueprints, plans, specifications, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with or symbolized by any Trademark or Trademark License), computer software, all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), reversions and any rights thereto and any other amounts payable to such Person from any benefit plan, multiemployer plan or other employee benefit plan, uncertificated securities, chose in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments, rights of indemnification, all books and records, correspondence, credit files, invoices, tapes, cards, computer runs, domain names, prospect lists, customer lists and other papers and documents.

“Goods” shall mean, as to any Person, all “goods” (as such term is defined in the UCC), now owned or hereafter acquired and, in any event, shall mean and include all of such Person’s then owned or existing and future acquired or arising movables, Fixtures, Equipment, Inventory and other tangible personal property.

“Grantor” and “Grantors” shall have the meaning given to each term in the recitals hereto and shall include their respective successors and assigns.

“Guarantor” shall mean each Grantor other than the Borrowers.

“Indemnitee(s)” shall have the meaning set forth in Section 13(a).

“Instruments” shall mean, as to any Person, all “instruments” (as defined in the UCC) now owned or hereafter acquired by such Person or in which such Person has or acquires any rights and, in any event, shall mean and include, without limitation, all promissory notes, all certificates of deposit and all letters of credit evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts or other obligations owed to such Person.

“Intellectual Property” shall mean, as to any Person, all of the following now owned or hereafter acquired by such Person or in which such Person has or acquires any rights, priorities and privileges, including all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all Proceeds and damages therefrom, whether arising under United States, multinational or foreign laws or otherwise: (a) all Patents, Copyrights, Trademarks, Trade Secrets, internet domain names, trade names, trade name rights, service marks, service mark rights, applications for registration of trademarks, trade names and service marks, fictitious names registrations and trademark, trade name, service mark registrations and work product, and all derivations thereof and all other intellectual property and proprietary rights; and (b) Patent Licenses, Trademark Licenses, Copyright Licenses, Trade Secret Licenses and other licenses to use any of the items described in the preceding clause (a).

“Inventory” shall mean, as to any Person, all “inventory” (as such term is defined in the UCC) now owned or hereafter acquired by such Person or in which such Person has or acquires any rights and, in any event, shall mean and include (i) inventory, merchandise, Goods and other personal property intended for sale or lease or for display or demonstration, (ii) work in process, (iii) raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of the foregoing or otherwise used or consumed in the conduct of business and (iv) Documents evidencing, and General Intangibles relating to, any of the foregoing.

“Investment Accounts” shall mean, as to any Person, any and all “securities accounts” (as such term is defined in the UCC), brokerage accounts and commodities accounts now owned or hereafter acquired by such Person, or in which such Person has or acquires any rights.

“Investment Property” shall mean, as to any Person, all “investment property” (as such term is defined in the UCC) now owned or hereafter acquired by such Person or in which such Person has or acquires any rights and, in any event, shall mean and include (i) all “certificated securities”, “uncertificated securities”, “security entitlements”, “securities accounts”, “commodity contracts” and “commodity accounts” (as all such terms are defined in the UCC) of such Person; (ii) any other securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (iii) all securities entitlements of such Person, including the rights of such Person to any Investment Accounts and the financial assets held by a financial intermediary in such accounts and any free credit balance or other money owing by any financial intermediary with respect to such accounts; (iv) all commodity contracts of such Person; and (v) all Investment Accounts of such Person.

“Issuers” shall mean the collective reference to each of the Persons identified on Schedule 3 as the issuers of Pledged Equity Interests, together with any successors to such Persons (including any successor contemplated by the Revolving Credit Agreement and any other issuers of Pledged Equity Interests) and any other Issuers of Pledged Equity Interests that become Collateral after the Closing Date.

“Lenders” shall have the meaning given to that term in the recitals hereto and shall include their respective successors and assigns.

“Letter-of-Credit Rights” shall mean, as to any Person, “letter-of-credit rights” (as such term is defined in the UCC), now owned or hereafter acquired by such Person, and, in any event, shall mean and include rights to payment or performance under a letter of credit, whether or not such Person, as beneficiary, has demanded or is entitled to demand payment or performance.

“License” shall mean, as to any Person, any Copyright License, Patent License, Trademark License or other license of rights or interests of such Person in Intellectual Property.

“Obligee Guarantor” shall have the meaning given to that term in Section 2(f).

“Patent License” shall mean, as to any Person, all agreements, whether written or oral, providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder) including each agreement referred to in Schedule 10 (as such schedule may be amended or supplemented from time to time).

“Patent and Trademark Security Agreement” shall mean a Patent and Trademark Security Agreement, substantially in the form of Exhibit B hereto, executed and delivered by any Grantor granting a Security Interest in any of its Patents or Trademarks, as may be amended, restated, supplemented, or otherwise modified, from time to time, in accordance with its terms.

“Patents” shall mean, as to any Person, all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including: (a) each patent and patent application referred to in Schedule 10 hereto (as such schedule may be amended or supplemented from time to time), (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (c) all rights corresponding thereto throughout the world, (d) all inventions and improvements described therein, (e) all rights to sue for past, present and future infringements thereof, (f) all licenses, claims, damages, and proceeds of suit arising therefrom, and (g) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

“Pledged Collateral” shall mean, collectively, Pledged Debt Instruments, Pledged Equity Interests, all chattel paper, certificates or other instruments representing any of the foregoing, all Security Entitlements of any Grantor in respect of any of the foregoing, and any Proceeds thereof.  Pledged Collateral may be General Intangibles, Instruments or Investment Property and includes Additional Pledged Collateral.

“Pledged Debt Instruments” shall mean all right, title and interest of any Grantor in Instruments evidencing any Debt owed to such Grantor, including all Debt described on Schedule 10 (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Debt.

“Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.

“Pledged LLC Interests” shall mean, with respect to any Grantor (a) all interests in any limited liability company now or hereafter owned by such Grantor, including all limited liability company interests listed on Schedule 9 as held by such Grantor under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and (b) 65% of the interests with voting rights, and 100% of the interests without voting rights in any Foreign Subsidiary owned by a Borrower or a Domestic Subsidiary, including without limitation, MFN Europe Limited and AboveNet Communications Europe Limited, as listed on Schedule 9 as held by such Grantor under the heading “Pledged Foreign LLC Interests” (as such schedule may be amended or supplemented from time to time), all as held by such Grantor and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any Securities Intermediary pertaining to such interest, all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and any rights, powers and remedies of such Grantor under the limited liability company operating agreement of such limited liability company.

“Pledged Partnership Interests” shall mean, with respect to any Grantor (a) all interests in any general partnership, limited partnership, limited liability partnership or other partnership now or hereafter owned by such Grantor, including all partnership interests listed on Schedule 9 under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and (b) 65% of the interests with voting rights, and 100% of the interests without voting rights in any Foreign Subsidiary owned by a Borrower or a Domestic Subsidiary as listed on Schedule 9 as held by such Grantor under the heading “Pledged Foreign Partnership Interests” (as such schedule may be amended or supplemented from time to time), all as held by such Grantor and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any Securities Intermediary pertaining to such interest, all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and any rights, powers and remedies of such Grantor under the partnership agreement of such partnership.

“Pledged Stock” shall mean, with respect to any Grantor (a) all shares of Capital Stock of any corporation now or hereafter owned by such Grantor, including all shares listed on Schedule 9 under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time) and (b) 65% of the interests with voting rights, and 100% of the interests without voting rights in any Foreign Subsidiary owned by a Borrower or a Domestic Subsidiary as listed on Schedule 9 as held by such Grantor under the heading “Pledged Foreign Stock” (as such schedule may be amended or supplemented from time to time), all as held by such Grantor, and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any Securities Intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

“Pledged Trust Interests” shall mean, with respect to any Grantor (a) all interests in a Delaware business trust or other trust including, without limitation, all trust interests listed on Schedule 9 under the heading "Pledged Trust Interests" (as such schedule may be amended or supplemented from time to time) and (b) 65% of the interests with voting rights, and 100% of the interests without voting rights in any Foreign Subsidiary owned by a Borrower or a Domestic Subsidiary as listed on Schedule 9 as held by such Grantor under the heading “Pledged Foreign Trust Interests” (as such schedule may be amended or supplemented from time to time), all as held by such Grantor, and the certificates, if any, representing such trust interests and any interest of any Grantor on the books and records of such trust or on the books and records of any Securities Intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.

“Proceeds” shall mean all proceeds (including proceeds of proceeds) of any of the Collateral including all: (i) rights, benefits, distributions, premiums, profits, dividends, interest, cash, Instruments, Documents, Accounts, Contract Rights, Inventory, Equipment, General Intangibles, Payment Intangibles, Deposit Accounts, Chattel Paper, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Collateral, or proceeds thereof; (ii) “proceeds,” as such term is defined in the UCC; (iii) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Collateral, or proceeds thereof; and (iv) payments (in any form whatsoever) made or due and payable to a Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral, or proceeds thereof.

“Revolving Credit Agreement” shall have the meaning given to that term in the recitals hereto.

“Secured Obligations” shall mean (i) all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), indebtedness and liabilities (including, without limitation, the Obligations (as defined in the Revolving Credit Agreement) and all indemnities, fees and interest thereon and all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Grantor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such case, proceeding or other action) of any Grantor owing to the Secured Parties (or, in the case of any Hedging Obligations, any Affiliate of any Secured Party), now existing or hereafter incurred under, arising out of or in connection with the Revolving Credit Agreement, any Loan Document or any Hedging Obligations entered into by any Borrower with any Secured Party (or an Affiliate of any Secured Party) and the due performance and compliance by each Grantor with the terms, conditions and agreements of the Revolving Credit Agreement and each such Loan Document and Hedging Obligations; (ii) all Treasury Management Obligations;  (iii) all obligations and indebtedness of any Borrower or any other Grantor under corporate card agreements, arrangements or programs (including, without limitation, purchasing card and travel and entertainment card agreements, arrangements or programs) maintained with any Secured Party, together with all renewals, extensions, modifications or refinancings of any of the foregoing; (iv) any and all sums incurred or advanced by the Administrative Agent in order to preserve the Collateral or preserve its Security Interest in the Collateral; and (v) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of each Grantor referred to in preceding clause (i) after an Event of Default shall have occurred and be continuing, the expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Administrative Agent of its rights hereunder, together with attorneys’ fees and court costs.  It is acknowledged and agreed that “Secured Obligations” shall include obligations and liabilities of the types described above, whether outstanding on the date of this Agreement or extended, from time to time, after the date of this Agreement.

“Secured Parties” shall mean the Administrative Agent, Lenders, Issuing Bank and any Affiliate of a Lender to whom Secured Obligations are owed from time to time, and shall include, all former Administrative Agents, Lenders and such Affiliates to the extent that any Secured Obligations owing to such Persons were incurred while such Persons were an Administrative Agent, a Lender or an Affiliate to whom Secured Obligations were owed and such Secured Obligations have not been indefeasibly paid or satisfied in full in cash.

“Security Interests” shall mean the security interests granted to the Administrative Agent for the benefit of the Secured Parties pursuant to Section 3 as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

“Software” shall mean, as to any Person, all “software” (as defined in the UCC), now owned or hereafter acquired by such Person, including all computer programs and all supporting information or documentation provided in connection with a transaction related to any program.

“Supporting Obligations” shall mean, as to any Person, all “supporting obligations” (as such term is defined in the UCC), now owned or hereafter acquired by such Person, and, in any event, shall mean and include letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, Investment Property and all of such Person’s mortgages, deeds to secure debt and deeds of trust on real or personal property, guaranties, leases, security agreements, and other agreements and property which secure or relate to any collateral, or are acquired for the purpose of securing and enforcing any item thereof.

“Termination Date” shall mean the date upon which all Secured Obligations have been satisfied by indefeasible payment in full in cash of immediately available funds.

“Trademark License” shall mean, as to any Person, any and all agreements, whether written or oral, providing for the granting of any right in or to Trademarks (whether such Person is licensee or licensor thereunder) including each agreement referred to in Schedule 10 (as such schedule may be amended or supplemented from time to time).

“Trademarks” shall mean, as to any Person, all United States, and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to: (a) the registrations and applications referred to in Schedule 10 (as such schedule may be amended or supplemented from time to time), (b) all extensions or renewals of any of the foregoing, (c) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (d) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (e) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

“Trade Secret Licenses” shall mean, as to any Person, any and all agreements, whether written or oral, providing for the granting of any right in or to Trade Secrets (whether such Person is licensee or licensor thereunder) including each agreement referred to in Schedule 10 (as such schedule may be amended or supplemented from time to time).

“Trade Secrets” shall mean, as to any Person, all trade secrets and all other confidential or proprietary information and know-how whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, including but not limited to: (a) the right to sue for past, present and future misappropriation or other violation of any Trade Secret, and (b) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

“UCC” shall mean the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

“Uncertificated Securities Control Agreement” means a letter agreement, substantially in the form of Exhibit C hereto, executed by each Grantor, the Administrative Agent and each Issuer in which a Grantor owns any Pledged Equity Interests that constitute uncertificated securities.

“United States” shall mean the United States of America, any of the fifty states thereof, and the District of Columbia.

(c)           Terms used herein without definition that are defined in the UCC have the respective meanings given them in the UCC and if defined in more than one article of the UCC, such terms shall have the meaning defined in Article 9 of the UCC, including the following terms (which are capitalized herein):

“Certificated Security”
“Entitlement Holder”
“Payment Intangibles”
“Securities Account”
“Securities Intermediary”
“Security”
“Security Entitlement”
“Uncertificated Security”

(d)           In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”  Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as it was originally executed or as it may from time to time be amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in the Revolving Credit Agreement), (ii) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (iii) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time and (iv) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.  The terms “herein,” “hereof,” “hereto” and “hereunder” and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.  Unless otherwise noted, references herein to an Annex, Schedule, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Section, subsection or clause in this Agreement.  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.  Where the context requires, provisions relating to any Collateral, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or any relevant part thereof.  Any reference in this Agreement to a Loan Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.  The terms “including”, “include” and “includes” shall be deemed to be followed by the phrase “without limitation” except when used in the computation of time periods.  The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.

SECTION 2.  Guaranty.

(a)          General.

(i)           Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties, the full, prompt and complete payment and performance by the Borrowers when due and payable (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Secured Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Administrative Agent or any other Secured Party first attempt to collect any of the Secured Obligations from any Borrower or resort to any collateral security or other means of obtaining payment.

(ii)           Each of the Guarantors hereby agrees, jointly and severally, in furtherance of the foregoing and not in limitation of any other right which the Secured Parties hereunder may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of any Borrower to pay any of the Secured Obligations when and as the same shall become due and payable (whether at the stated maturity, by acceleration or otherwise), the Guarantors will, upon demand, pay, or cause to be paid, in immediately available funds, to the Administrative Agent, for the ratable benefit of the Secured Parties, an amount equal to the sum of the unpaid principal amount of all Secured Obligations then due as aforesaid, accrued and unpaid interest on such Secured Obligations (including interest which, but for such Borrower’s becoming the subject of a case under the Bankruptcy Code, would have accrued on such Secured Obligations, whether or not a claim is allowed against such Borrower for such interest in the related bankruptcy case) and all other Secured Obligations then owed to the Secured Parties as aforesaid, without set-off or counterclaim and paid to the Administrative Agent, for the ratable benefit of the Secured Parties, in accordance with the terms of the Revolving Credit Agreement.

(iii)           Anything herein or in any other Loan Document to the contrary notwithstanding, after taking into account the rights of contribution set forth in Section 2(b), the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount that can be guaranteed by such Guarantor by Requirements of Law, including applicable federal and state laws relating to the insolvency of debtors.

(iv)           Each Guarantor agrees that the Secured Obligations may, at any time and from time to time, exceed the amount of the liability of such Guarantor hereunder without impairing the guaranty contained in this Section 2 or affecting the rights and remedies of the Secured Parties hereunder.

(v)           The guaranty contained in this Section 2 shall remain in full force and effect until the Termination Date, notwithstanding that, from time to time, during the term of the Revolving Credit Agreement, the Borrowers may be free from any Secured Obligations.  Each Guarantor hereby irrevocably waives any right to revoke this guaranty as to future transactions giving rise to any Secured Obligations.

(vi)           No payment made by any of the Borrowers, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent, for the ratable benefit of the Secured Parties, from any of the Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any suit, action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of any of the Secured Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Secured Obligations or any payment received or collected from such Guarantor in respect of the Secured Obligations), remain liable for the Secured Obligations guaranteed by it hereunder up to the maximum liability of such Guarantor hereunder until the Termination Date, notwithstanding that, from time to time, during the term of the Revolving Credit Agreement, the Borrowers may be free from any Secured Obligations.

(b)          Right of Contribution.

(i)           In addition to all such rights of indemnity and subrogation as the Guarantors may have under any Requirement of Law (but subject to Section 2(c)), each Borrower agrees that in the event a payment shall be made by any Guarantor under its guarantee for the Secured Obligations, such Borrower shall indemnify such Guarantor for the full amount of such payment.

(ii)           Each Guarantor hereby agrees that to the extent that a Guarantor shall have made any payment hereunder or assets of any Guarantor shall be sold to satisfy a claim of any Secured Party and such Guarantor (the “Claiming Guarantor”) shall not have been indemnified as provided in clause (i) above, each other Guarantor (a “Contributing Guarantor”) shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, multiplied by a fraction, the numerator of which shall be the net worth of the Contributing Guarantor on the date hereof, and the denominator of which shall be the sum of the net worth of all the Guarantors on the date hereof.  Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this clause (ii) shall be subrogated to the rights of such Claiming Guarantor under clause (i) to the extent of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2(c).

(iii)           If at any time there exists more than one Claiming Guarantor with respect to the guaranty of the Secured Obligations, then payment from other Guarantors pursuant to this Section 2(b) shall be allocated among such Claiming Guarantors in proportion to the total amount of money paid for or on account of the Secured Obligations by each such Claiming Guarantor pursuant to this Agreement.

(iv)           If as a result of any reorganization, recapitalization or other corporate change in any of the Borrowers, or any of their Subsidiaries, or as a result of any amendment, waiver or modification of the terms and conditions governing this Agreement or any of the Secured Obligations, or for any other reason, the contributions under this Section 2(b) become inequitable, the parties hereto shall promptly modify and amend this Agreement to provide for an equitable allocation of contributions.  All such modifications and amendments shall be in writing and signed by all parties hereto.

(v)           The parties hereto acknowledge that the right to contribution and indemnification hereunder shall each constitute an asset in favor of the party to which such contribution or indemnification is owing.

(c)           No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Secured Parties, no Guarantor shall be entitled to and each Guarantor waives each and every claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against any Borrower or any Guarantor or any of its assets in connection with the guaranty under this Section 2 or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including (i) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against any Borrower with respect to the Secured Obligations, (ii) any right to enforce, or to participate in, any claim, right or remedy that any Secured Party now has or may hereafter have against any Borrower, and (iii) any benefit of, and any right to participate in, any collateral security now or hereafter held by the Administrative Agent or any Secured Party, nor shall any Guarantor seek or be entitled to seek any contribution from any Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until after the Termination Date.  Each Guarantor further agrees that, to the extent the waiver of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against any Borrower or against any collateral security, and any rights of contribution such Guarantor may have against any such other Guarantor, shall be junior and subordinate to any rights any Secured Party may have against the Borrowers, to all right, title and interest any Secured Party may have in any such collateral security, and to any right any Secured Party may have against such other Guarantor.  If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time prior to the Termination Date, such amount shall be held in trust for the Administrative Agent on behalf of the other Secured Parties and shall forthwith be paid over to the Administrative Agent, for the ratable benefit of the Secured Parties, to be credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms hereof.

(d)           Waivers by the Guarantors.  Each Guarantor waives, to the maximum extent permitted by any Requirement of Law: (i) any right to require any Secured Party, as a condition of payment or performance by such Guarantor, to (A) proceed against any of the Borrowers, any of the Guarantors, any other guarantor or any other Person, (B) proceed against or exhaust any collateral security held from any of the Borrowers, any of the Guarantors, any other guarantor or any other Person, (C) proceed against or have resort to any balance of any Deposit Account or credit on the books of any Secured Party in favor of any Borrower or any other Person, or (D) pursue any other remedy in the power of any Secured Party whatsoever; (ii) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of any Borrower or any other Guarantor, including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Revolving Credit Agreement or any other Loan Document, any of the Secured Obligations or any agreement or instrument relating thereto or any other collateral security therefor or guaranty or right of offset with respect thereto, at any time or from time to time, held by any Secured Party or by reason of the cessation of the liability of any of the Borrowers or any other Guarantor from any cause other than indefeasible payment in full of the Secured Obligations; (iii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (iv) any defense based upon any Secured Party’s errors or omissions in the administration of the Secured Obligations, except behavior which amounts to bad faith or gross negligence; (v) (A) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor’s obligations hereunder, (B) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (C) any rights to set-offs, recoupments and counterclaims, and (D) promptness, diligence and any requirement that any Secured Party protect, secure, perfect or insure any security interest or lien or any property subject thereto; (vi) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default or nonpayment pursuant to any Loan Document or any agreement or instrument related thereto, notices of any creation, renewal, extension, accrual or modification of the Secured Obligations or any agreement related thereto, notices of any extension of credit to the Borrowers and notices of any of the matters referred to in Section 2(e) and any right to consent to any thereof; and (vii) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.  For the avoidance of doubt, notwithstanding anything contained herein to the contrary, in no event shall the Guarantors waive the defense of payment in full of the Secured Obligations.

(e)           Guaranty Absolute and Unconditional.  Each Guarantor waives, to the maximum extent permitted by Requirements of Law, any and all notice of or proof of reliance by any Secured Party upon the guaranty contained in this Section 2 or acceptance of the guaranty contained in this Section 2; the Secured Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guaranty contained in this Section 2; and all dealings between any of the Borrowers and any of the Guarantors, on the one hand, and the Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guaranty contained in this Section 2.  Each Guarantor understands and agrees, to the extent permitted by applicable Requirements of Law, that the guaranty contained in this Section 2 shall be construed as a continuing, absolute, irrevocable, independent and unconditional guaranty of payment when due and not collectability.  Each Guarantor agrees the guaranty contained in this Section 2 is a primary obligation of each Guarantor and not merely a contract of surety.  Each Guarantor hereby waives, to the maximum extent permitted by Requirements of Law, any and all defenses (other than any suit for breach of a contractual provision of any of the Loan Documents) that it may have arising out of or in connection with any and all of the following: (i) any change in the time, place, manner or place of payment, amendment, waiver or increase in the Secured Obligations, (ii) any exchange, taking, or release of Collateral, (iii) any change in the structure or existence of any of the Borrowers, (iv) any application of Collateral to any of the Secured Obligations or (v) any other circumstance whatsoever (other than indefeasible payment in full of the Secured Obligations guaranteed by it hereunder) (with or without notice to or knowledge of any of the Borrowers or such Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of any of the Borrowers for the Secured Obligations, or of such Guarantor under the guaranty contained in this Section 2, in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any of the Secured Parties may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any of the Borrowers, any other Guarantor or any other Person or against any collateral security or guaranty for the Secured Obligations guaranteed by such Guarantor hereunder or any right of offset with respect thereto, and any failure by any of the Secured Parties to make any such demand, to pursue such other rights or remedies or to collect any payments from any of the Borrowers, any other Guarantor or any other Person or to realize upon any such collateral security or guaranty or to exercise any such right of offset, or any release of any Borrower, any other Guarantor or any other Person or any such collateral security, guaranty or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

(f)           Subordination of Other Obligations.   Any indebtedness of any Borrower or any Guarantor now or hereafter held by any Guarantor (the “Obligee Guarantor”) is hereby subordinated in right of payment to the Secured Obligations, and any such indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for the Administrative Agent, on behalf of the Secured Parties, and shall forthwith be paid over to Administrative Agent, for the benefit of the Secured Parties, to be credited and applied against the Secured Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof.

(g)          Authority of the Guarantors or the Borrowers.  It is not necessary for any Secured Party to inquire into the capacity or powers of any Guarantor or any of the Borrowers or the officers, directors or any agents acting or purporting to act on behalf of any of them.

(h)          Financial Condition of the Borrowers.   Any Loan may be made to the Borrowers or continued from time to time, and any Hedging Obligations may be entered into from time to time, in each case without notice to or authorization from any Guarantor regardless of the financial or other condition of the Borrowers at the time of any such Loan or continuation or at the time such Hedging Obligations is entered into, as the case may be.  No Secured Party shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of the Borrowers.  Each Guarantor has adequate means to obtain information from the Borrowers on a continuing basis concerning the financial condition of the Borrowers and the Borrowers’ ability to perform their obligations under the Loan Documents and the Hedging Obligations, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Borrowers and of all circumstances bearing upon the risk of nonpayment of the Secured Obligations.  Each Guarantor hereby waives and relinquishes any duty on the part of any Secured Party to disclose any matter, fact or thing relating to the business, operations or conditions of the Borrowers now known or hereafter known by any Secured Party.

(i)           Bankruptcy, Etc.   The obligations of the Guarantors hereunder shall continue to be effective, and remain in full force and effect or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

SECTION 3.  The Security Interests.

(a)           As security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Secured Obligations, each Grantor does hereby mortgage, pledge, assign, hypothecate, set over and convey unto the Administrative Agent, for the benefit of the Secured Parties, and does hereby grant to the Administrative Agent, for the benefit of the Secured Parties, a first priority continuing Lien on and Security Interest in all of the right, title and interest of such Grantor in, to and under all of the Collateral (and all rights therein) whether now existing or hereafter, from time to time, acquired.

(b)           The Security Interests of the Administrative Agent under this Agreement extend to all Collateral that any Grantor may acquire, at any time, during the continuation of this Agreement.

SECTION 4.  Grantors Remain Obligated.  Notwithstanding any other provision of this Agreement to the contrary, (a) each Grantor shall remain liable under the contracts or other agreements included as part of the Collateral in accordance with their terms, and to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any contract or other agreement included as part of the Collateral, by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Secured Party of any payment relating thereto, (c) the exercise by the Administrative Agent of any rights under this Agreement or otherwise in respect of the Collateral shall not release any Grantor from its obligations under any contract or other agreement included as part of the Collateral and (d) neither the Administrative Agent nor any Secured Party shall be obligated to take any of the following actions with respect to any contract or other agreement included as part of the Collateral: (i) perform any obligation of any Grantor, (ii) make any payment, (iii) make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party, (iv) present or file any claim or (v) take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

SECTION 5.   Representations and Warranties. Each Grantor represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, as follows:

(a)           Representations and Warranties in Credit Agreement.  In the case of each Guarantor, the representations and warranties set forth in ARTICLE 4 of the Revolving Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct in all material respects, and the Administrative Agent and each Secured Party shall be entitled to rely on each such representation and warranty as if fully set forth herein; provided that each reference in each such representation and warranty to the Borrower's knowledge shall, for the purposes of this Section 5(a), be deemed to be a reference to such Guarantor's knowledge.

(b)          General.

(i)           Such Grantor owns and has good and marketable title to, or valid leasehold interest in, all of its Collateral, free and clear of any Liens other than Permitted Liens, has rights in and has full power and authority to grant a security interest to the Administrative Agent in such Collateral pursuant hereto.

(ii)          As of the Closing Date, the type of entity of such Grantor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Schedule 1. Such Grantor’s name in which it has executed this Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization.

(iii)         As of the Closing Date, such Grantor has not, during the past five (5) years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition, except as set forth on Schedule 2.

(iv)         As of the Closing Date, (A) each Grantor’s chief executive office, (B) the locations where books or records relating to the Collateral are maintained and (C) each Grantor’s mailing address (if different from the chief executive office) are set forth on Schedule 3.

(v)          As of the Closing Date, the name and address of each bank or institution at which any Grantor maintains Deposit Accounts or Investment Accounts, and the account numbers for each Deposit Account and Investment Account are set forth on Schedule 4.

(vi)         As of the Closing Date, all letters of credit under which any Grantor is a beneficiary, and Grantor has obtained the consent of each issuer of any letter of credit to the assignment of the Proceeds of the letter of credit to the Administrative Agent are set forth on Schedule 5.

(vii)        Schedule 6 sets forth all of the Material Contracts as of the Closing Date.

(viii)       As of the Closing Date, all Commercial Tort Claims owned by any Grantor are set forth on Schedule 7.

(ix)         The Security Interests constitute a legal and valid security interest in favor of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral, including the Intellectual Property included in the Collateral, required to be perfected in accordance with the terms of the Loan Documents and for which perfection is governed by the UCC or filing with the United States Patent and Trademark Office or the United States Copyright Office upon (A) in the case of Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the filing of such financing statement, (B) the delivery to the Administrative Agent of all Collateral consisting of Instruments and Investment Property in certificated form, in each case properly endorsed for transfer in blank or accompanied by an undated stock power in blank, as applicable, executed by a duly authorized officer of the pledgor thereof, (C) the delivery to the Administrative Agent of all Collateral consisting of Chattel Paper, (D) upon sufficient identification of Commercial Tort Claims, (E) upon execution of a control agreement establishing the Administrative Agent’s “control” (within the meaning of Section 8-106, 9-106 or 9-104 of the UCC, as applicable) with respect to any Investment Account or Deposit Account, (F) upon consent of the issuer with respect to Letter of Credit Rights and (G) to the extent not subject to Article 9 of the UCC, upon recordation or other appropriate filings of the Security Interests in Patents, Trademarks and Copyrights in the applicable intellectual property registries, including the United States Copyright Office and the United States Patent and Trademark Office.  Except to the extent that a security interest cannot be perfected under the UCC or applicable law pursuant to clauses (A) through (G) of the immediately preceding sentence, the Security Interests constitute or will constitute, upon satisfaction or making of such filings, deliveries, registrations and recordings, a perfected security interest therein superior and prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and are entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

(x)          Other than financing statements, security agreements, or other similar or equivalent documents or instruments with respect to Permitted Liens or financing statements with respect to which the Lien has been released or for which no valid Lien exists, no financing statement, mortgage, security agreement or similar or equivalent document or instrument evidencing a Lien on all or any part of the Collateral is on file or of record in any jurisdiction.  To the knowledge of Grantors, none of the Collateral is in the possession of a Person (other than any Grantor) asserting any claim thereto or security interest therein, except that the Administrative Agent or its designee may have possession of Collateral as contemplated hereby, other than such Collateral as may be in the possession of a landlord pursuant to the terms of a lease of real property.

(xi)         None of the Collateral constitutes, or is the Proceeds of, (A) “farm products” (as defined in the UCC) or “as extracted collateral” (as defined in the UCC) or timber to be cut.

(xii)        All actions and consents, including all filings, notices, registrations and recordings necessary for the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained, except as set forth on Schedule 4.3 to the Revolving Credit Agreement.

(xiii)       No authorization, approval or other action by, and no notice to or filing with any Governmental Authority is required for either (A) the pledge or grant by any Grantor of the Security Interests purported to be created in favor of the Administrative Agent for the benefit of the Secured Parties hereunder, or (B) the exercise by the Administrative Agent of any rights or remedies in respect of any Collateral, except as set forth on Schedule 4.3 of the Revolving Credit Agreement, the filings contemplated by clause (iii) above and as may be required, in connection with the disposition of any Investment Property, by laws generally affecting the offering and sale of Capital Stock.

(c)          Accounts.

(i)           No amount payable to such Grantor under or in connection with any Accounts is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

(ii)          Except for accounts in an aggregate amount not to exceed $10,000,000 at any time, none of the obligors on any Accounts is a Governmental Authority.

(iii)         The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Accounts will at such times be accurate.

(d)          Inventory and Equipment. With respect to any Equipment or Inventory of a Grantor, such Grantor has exclusive possession and control of such Equipment and Inventory except for (i) Equipment leased by such Grantor as a lessee or lessor or (ii) Equipment or Inventory in transit with common carriers.  No Inventory of a Grantor is held by a Person other than a Grantor pursuant to consignment, sale or return, sale on approval, or similar arrangement.

(e)           Intellectual Property. No Grantor has any interest in, or title to, as owner or exclusive licensee, of any registered Patent, registered Trademark, or registered Copyright except as set forth on Schedule 8.

(f)           Pledged Collateral.

(i)           Schedule 9 sets forth under the headings “Pledged Stock”, “Pledged LLC Interests”, “Pledged Partnership Interests” and “Pledged Trust Interests”, respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests or percentage of partnership interests indicated on such Schedule.  There are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests.

(ii)          All the Pledged Equity Interests pledged by such Grantor hereunder have been duly authorized and validly issued and are fully paid and nonassessable (if applicable).

(iii)           None of the Pledged Equity Interests is or represents interests in Issuers that: (A) are registered investment companies, (B) are dealt in or traded on securities exchanges or markets, (C) except for the Pledged LLC Interests that have been certificated and delivered to Administrative Agent on the Closing Date, have opted to be treated as Securities under Article 8 of the UCC, (D) constitute investment company securities or (E) are held by such Grantor in an Investment Account.1

(iv)           Without limiting the generality of Section 5(b)(xii), no consent of any Person including any other general or limited partner, any other member of a limited liability company or any other shareholder or any other trust beneficiary is necessary in connection with the creation, perfection or first priority status of the Security Interest in any Pledged Equity Interests or the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof.

(v)           All Pledged Collateral and, if applicable, any Additional Pledged Collateral, consisting of Certificated Securities or Instruments has been delivered to the Administrative Agent in accordance with Section 6.

(vi)           Schedule 10 sets forth under the heading “Pledged Debt Instruments” all of the Pledged Debt Instruments owned by any Grantor and all of such Pledged Debt Instruments have been duly authorized, authenticated or issued, and delivered and are the legal, valid and binding obligations of the issuers thereof and are not in default and constitute all of the issued and outstanding intercompany Debt.

(g)          Investment Accounts and Deposit Accounts.

(i)           Schedule 4 sets forth under the headings "Investment Accounts" all of the Investment Accounts in which each Grantor has an interest.  Each Grantor is the sole Entitlement Holder of each such Investment Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Administrative Agent pursuant hereto) having "control" (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Investment Account or Securities or other property credited thereto.

(ii)           Schedule 4 sets forth under the headings "Deposit Accounts" all of the Deposit Accounts in which each Grantor has an interest.  Each Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Administrative Agent pursuant hereto) having either sole dominion and control (within the meaning of common law) or "control" (within the meanings of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein.

(iii)           Each Grantor has taken all actions necessary or desirable, including those specified in Section 6, to: (A) establish Administrative Agent’s "control" (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Related Property constituting Certificated Securities, Uncertificated Securities, Investment Accounts or Securities Entitlements; (B) establish the Administrative Agent’s "control" (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts; and (C) deliver all Instruments to the Administrative Agent.

1 Because the LLC Interests being pledged are certificated, the Issuers of the LLC Interests need to opt-in to Article 8 so that the certificates are securities for purposes of Article 8.

SECTION 6.  Further Assurances; Covenants. Each Grantor hereby covenants and agrees that:

(a)          Covenants in Credit Agreement.  Further, each Guarantor covenants and agrees with the Secured Parties that such Guarantor shall observe, comply with and perform each of the covenants set forth in ARTICLES 5, 6 and 7 of the Revolving Credit Agreement applicable to such Guarantor.  To the extent the Borrowers have agreed to cause any Guarantor to perform or observe any of the covenants set forth in ARTICLES 5, 6 and 7 of the Revolving Credit Agreement, such covenants shall be applicable to such Guarantor.

(b)          General.

(i)           Except upon thirty (30) days prior written notice to the Administrative Agent and delivery to the Administrative Agent of all documents, certificates and information reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the Security Interests of the Administrative Agent in the Collateral at the Grantors’ cost and expense, the Grantors will not, (A) change any Grantor’s legal name or any trade name used to identify it in the conduct of its business or in the ownership of its properties, (B) change the location of any Grantor’s chief executive office, its principal place of business or any office in which it maintains books or records relating to the Collateral (including the Accounts), which locations shall be listed on Schedule 3, (C) change its organizational structure to such extent that any financing statement filed in connection with this Agreement would become misleading, (D) change its organizational number issued by the Secretary of State, or equivalent thereof, of the jurisdiction of such Grantor’s organization or (E) change its jurisdiction of organization.

(ii)           Each Grantor hereby authorizes the Administrative Agent, its counsel or its representatives, at any time and from time to time, to file financing statements, amendments and continuation statements that describe the collateral covered by such financing statements as “all assets of Grantor”, “all personal property of Grantor” or words of similar effect, in such jurisdictions as the Administrative Agent may deem necessary or desirable in order to perfect the Security Interests granted by such Grantor under this Agreement and enable the Administrative Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral.  Each Grantor will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any filings with the United States Patent and Trademark Office or the United States Copyright Office, Copyright or Patent filings and any filings of financing or continuation statements under the UCC) that, from time to time, may be necessary, or that the Administrative Agent may reasonably request, in order to create, preserve, upgrade in rank, perfect, confirm or validate the Security Interests or to enable the Administrative Agent to obtain the full benefits of this Agreement, or to enable the Administrative Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of its Collateral.  Each Grantor hereby authorizes the Administrative Agent to file financing statements, financing statement amendments or continuation statements on behalf of such Grantor in respect of the Collateral.  Each Grantor shall pay the costs of, or incidental to, any recording or filing of any financing statements, financing statement amendments or continuation statements concerning the Collateral.

(iii)          Each Grantor will, promptly upon the request of the Administrative Agent, provide to the Administrative Agent all information and evidence the Administrative Agent may reasonably request concerning the Collateral to enable the Administrative Agent to enforce the provisions of this Agreement.

(iv)          Each Grantor shall take all actions necessary or reasonably requested by the Administrative Agent in order to maintain the perfected status of the Security Interests and to otherwise carry out the purposes of this Agreement.

(v)           No Grantor shall file any amendment to, or termination of, a financing statement naming any Grantor as debtor and the Administrative Agent as secured party, or any correction statement with respect thereto, in any jurisdiction until after the Termination Date.

(vi)          Each Grantor shall (A) keep the Collateral in good order and repair (ordinary wear and tear excepted), and (B) promptly pay when due all taxes, assessments, governmental charges and levies upon its Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement, except (1) to the extent the validity or amount thereof is being currently contested in good faith by appropriate proceedings and the applicable Grantor has set aside on its books adequate reserves with respect thereto in accordance with GAAP; provided that such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment or (2) where the failure to make such payment could not reasonably be expected to result in a Material Adverse Effect.

(vii)         If any Collateral is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Grantor and the Administrative Agent so requests during the continuance of an Event of Default, each Grantor shall (A) notify such Person in writing of the Administrative Agent’s security interest therein, (B) instruct such Person to hold all such Collateral for the Administrative Agent’s account and subject to the Administrative Agent’s instructions and (C) use commercially reasonable efforts to obtain a written acknowledgment from such Person that it is holding such Collateral for the benefit of the Administrative Agent.

(viii)        Each Grantor shall defend its title, and use commercially reasonable efforts to defend its interest in and to, and the Security Interests in, the Collateral against the claims and demands of all Persons.

(ix)           ACI shall use its commercially reasonable efforts to obtain the approval of the PUC in the State of Arizona to the grant of a Lien by ACI in favor of Administrative Agent on the Arizona Collateral.

(x)           On or before the sixtieth (60th) day after the Closing Date, the Grantors shall have (i) terminated the UCC financing statements set forth on Annex 1 to this Agreement (ii) delivered to Administrative Agent either (A) stock certificates evidencing 65% of the Pledged Foreign LLC Interests, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof or (B) stock certificates evidencing the Pledged Foreign LLC Interests, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof transferring 65% of the interests evidenced by such certificates.

(c)           Accounts, Etc.

(i)            Each Grantor shall not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, in each case, other than as normal and customary in the ordinary course of a Grantor’s business.

(ii)           With respect to any Accounts in excess of $100,000 individually or $250,000 in the aggregate that is evidenced by, or constitutes, Chattel Paper or Instruments, each Grantor shall cause each originally executed copy thereof to be delivered to the Administrative Agent (or its agent or designee) appropriately indorsed to the Administrative Agent or indorsed in blank:  (i) with respect to any such Accounts in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Accounts hereafter arising, within ten (10) days of such Grantor acquiring rights therein.  With respect to any Accounts in excess of $100,000 individually or $250,000 in the aggregate which would constitute "electronic chattel paper" under Article 9 of the UCC, each Grantor shall take all steps necessary to give the Administrative Agent control over such Accounts (within the meaning of Section 9-105 of the UCC):  (A) with respect to any such Accounts in existence on the date hereof, on or prior to the date hereof and (B) with respect to any such Accounts hereafter arising, within ten (10) days of such Grantor acquiring rights therein.  Any Account not otherwise required to be delivered or subjected to the control of the Administrative Agent in accordance with this subsection (iii) shall be delivered or subjected to such control upon request of the Administrative Agent.

(d)           Equipment No Grantor shall permit any Equipment constituting Collateral to become a fixture to real estate or an accession to other personal property unless such real estate or personal property is the subject of a “fixture filing” (as such term defined in the UCC) creating a perfected Lien in favor of the Administrative Agent other than with respect to Equipment installed in the ordinary course of business of such Grantor.

(e)           Intellectual Property. Whenever a Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any equivalent office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within five (5) Business Days after the last day of the fiscal quarter in which such filing occurs.  Upon the request of the Administrative Agent, each Grantor shall, promptly execute and deliver to the Administrative Agent any document required to acknowledge, confirm, register, record, or perfect the Administrative Agent's interest in any part of the Intellectual Property, whether now owned or hereafter acquired.

(f)           Pledged Collateral.

(i)           If any Grantor shall become entitled to receive or shall receive any Certificated Security (including any Additional Pledged Collateral representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization) or any stock option or similar rights in respect of the Pledged Equity Interests of any Issuer, including such Additional Pledged Collateral which is in addition to, in substitution of, as a conversion of, or in exchange for, any ownership interests of the Pledged Equity Interests previously pledged hereunder, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent, hold the same in trust for the Administrative Agent and promptly deliver the same forthwith to the Administrative Agent in the exact form received, duly endorsed by such Grantor to the Administrative Agent, if required, together with an undated transfer power covering such certificate duly executed in blank by such Grantor, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations.  During the continuance of any Event of Default, any sums paid upon or in respect of the Pledged Equity Interests upon the liquidation or dissolution of any Issuer (except any liquidation or dissolution of any Loan Party in accordance with the Revolving Credit Agreement) shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Secured Obligations.  If any property shall be distributed upon or with respect to the Pledged Equity Interests pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Secured Obligations.  If any sums of money or property so paid or distributed in respect of the Pledged Equity Interests shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for Administrative Agent for the benefit of the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Secured Obligations.

(ii)           Each Grantor shall not permit any Pledged LLC Interests or Pledged Partnership Interests to (A) be dealt in or traded on a securities exchange or in a securities market, (B) by its terms expressly provide that it is a Security governed by Article 8 of the UCC, (C) be an investment company security, (D) be held in an Investment Account or (E) constitute a Security or Financial Asset, in each case without (1) in the case of any Certificated Security, delivering such Certificated Security to the Administrative Agent, together with an undated stock (or analogous) power in blank executed by a duly authorized officer of the pledgor thereof and (2) in the case of any Uncertificated Security, executing and delivering, and causing the applicable Issuer to execute and deliver, to the Administrative Agent an Uncertificated Securities Account Control Agreement or Securities Account Control Agreement, as applicable, and such other agreements, documents and instruments as the Administrative Agent may reasonably require.

(iii)           Such Grantor shall deliver to the Administrative Agent, all certificates and Instruments representing or evidencing any Pledged Collateral (including, within five (5) days of receipt thereof, Additional Pledged Collateral), whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent. While an Event of Default exists, the Administrative Agent shall have the right, at any time, in its discretion and without notice to any Grantor, (A) to transfer to or to register in its name or in the name of its nominees any Pledged Collateral and (B) to exchange any certificate or instrument representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.  Except as expressly permitted by the Revolving Credit Agreement, such Grantor shall not grant “control” (within the meaning of such term under Article 9-106 of the UCC) over any Investment Property to any Person other than the Administrative Agent.

(iv)           If any amount in excess of $100,000 payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by an Instrument or tangible Chattel Paper, such Grantor shall promptly deliver such Instrument or tangible Chattel Paper to the Administrative Agent, duly executed in a manner reasonably satisfactory to the Administrative Agent, or, if consented to by the Administrative Agent, shall mark all such Instruments with the following legend:  “This writing and the obligations evidenced or secured hereby are subject to the security interest of SunTrust Bank, as Administrative Agent, and any purchase or other transfer of this interest is a violation of the rights of SunTrust Bank, as Administrative Agent.”

(v)           Grantor shall maintain the Security Interest in such Grantor’s Pledged Collateral as a perfected security interest having at least the priority described in Section 3 and shall defend such Security Interest against the claims and demands of all Persons whomsoever.  At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Grantor.

(vi)         Grantor shall notify the Administrative Agent of any default under any Pledged Debt Instruments that could reasonably be expected to result in, either individually or in the aggregate, a Material Adverse Effect.

(g)          Deposit Accounts, Chattel Paper, Investment Property and Letters of Credit.

(i)           Upon five (5) Business Days after written request by the Administrative Agent, the Grantors shall update the list of Deposit Accounts and Investment Accounts set forth on Schedule 4 hereto.

(ii)           Each Grantor shall, within ten (10) days after written request by the Administrative Agent, in the case of Investment Accounts now maintained, or hereafter opened, deliver to the Administrative Agent Securities Account Control Agreements, executed by such Grantor, the institution at which the Investment Account is located and the Administrative Agent.

(iii)          No Grantor shall become the beneficiary of any letter of credit  with a face amount in excess of $100,000 unless the issuer of the letter of credit has consented to the assignment of the Proceeds of such letter of credit to the Administrative Agent; provided, that such assignment to be in form and substance satisfactory to the Administrative Agent.

(iv)          Each Grantor at any time and from time to time, will (A) take such steps as the Administrative Agent may reasonably request for the Administrative Agent to obtain “control” of any Investment Property, with any agreements establishing control to be in form and substance reasonably satisfactory to the Administrative Agent, and (B) insure the continued perfection and priority of the Security Interests in any of the Collateral and of the preservation of its rights therein.  Each Grantor shall take all steps necessary to grant the Administrative Agent control of all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

In addition to the foregoing, if any Issuer of Investment Property is located in a jurisdiction outside of the United States of America, each Grantor shall take such additional actions, including causing the Issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable, under the laws of such Issuer’s jurisdiction to insure the validity, perfection and priority of the Security Interest.

(h)          Commercial Tort Claims.  Each Grantor shall promptly (and in any event within 5 Business Days of the acquisition of such Commercial Tort Claim) notify the Administrative Agent in writing of any Commercial Tort Claim by or in favor of any Grantor in excess of $100,000, providing a reasonable description and summary thereof and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and, if necessary, shall execute a supplement to this Agreement granting a Security Interest in such Commercial Tort Claim to the Administrative Agent.

SECTION 7.  Reporting and Recordkeeping.  Each Grantor covenants and agrees with the Administrative Agent that, from and after the date of this Agreement and until the termination of this Agreement pursuant to Section 16(a):

(a)           Maintenance of Records Generally.  Each Grantor will mark its books and records pertaining to its Collateral to evidence this Agreement and the Security Interests.

(b)           Notices.  In addition to any other notices required under this Agreement, each Grantor will advise the Administrative Agent promptly, but in no event later than three (3) days after the occurrence thereof, in reasonable detail, (i) of any Lien or claim made or asserted against any material portion of the Collateral that is not expressly permitted by the terms of this Agreement or the Revolving Credit Agreement, and (ii) of the occurrence of any other event which could reasonably be expected to have a Material Adverse Effect on the aggregate value of the Collateral or on the validity, perfection or priority of the Security Interests.

SECTION 8.  General Authority.  Each Grantor hereby irrevocably appoints the Administrative Agent its true and lawful attorney-in-fact, with full power of substitution, in the name of such Grantor, the Administrative Agent or otherwise, for the sole use and benefit of the Administrative Agent on its behalf and on behalf of the Secured Parties, but at such Grantor’s expense, to exercise, at any time, all or any of the following powers:

(i)           to file the financing statements, financing statement amendments and continuation statements referred to in Section 6(b)(ii) and Section 6(h);

(ii)          to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as debtor;

(iii)         to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Administrative Agent in its sole discretion, any such payments made by the Administrative Agent to become obligations of such Grantor to the Administrative Agent, due and payable immediately without demand;

(iv)         to ask, demand, sue for, collect, compromise, receive and give acquittance for any and all monies due or to become due with respect to any Collateral or by virtue thereof;

(v)          to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (ii) above;

(vi)          to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or appropriate to accomplish the purposes of this Agreement or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral;

(vii)         to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any Collateral; and

(viii)        generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent's option and such Grantor's expense, at any time or from time to time, all acts and things that the Administrative Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

provided, however, that the powers described in clauses (iii) through (viii) above may be exercised by the Administrative Agent only if an Event of Default has occurred and is continuing.  The appointment as attorney-in-fact under this Section 8 is irrevocable and coupled with an interest.

SECTION 9.  Remedies Upon an Event of Default.

(a)          General.  If any Event of Default has occurred and is continuing:

(i)           The Administrative Agent may, without further notice to the Grantors, exercise all rights and remedies under this Agreement or any other Loan Document or that are available to a Secured Party upon default under the UCC, or that are otherwise available at law or in equity, at any time, in any order and in any combination, including collecting any and all Secured Obligations from the Grantors, and, in addition, the Administrative Agent or its designee may sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Administrative Agent may deem satisfactory.  The Administrative Agent shall give the Grantors no less than ten (10) days prior written notice of the time and place of any sale or other intended disposition of Collateral, except for any Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, in which case the Administrative Agent shall give notice of such sale as early as possible.  Each Grantor agrees that any such notice constitutes “reasonable notification” within the meaning of Section 9-611 of the UCC (to the extent such Section or any successor provision under the UCC is applicable).

(ii)           The Administrative Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Administrative Agent, as administrative agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent at such sale. Each Grantor agrees to execute and deliver such documents and take such other action as the Administrative Agent deems necessary or advisable in order that any such sale may be made in compliance with law.  Upon any such sale, the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold.  Each purchaser at any such sale shall hold the Collateral so sold to it absolutely free from any claim or right of any kind, including any equity or right of redemption of the Grantors.  To the extent permitted by law, each Grantor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted.  The notice (if any) of such sale shall (i) in case of a public sale, state the time and place fixed for such sale, and (ii) in the case of a private sale, state the day after which such sale may be consummated.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix in the notice of such sale.  At any such sale, Collateral may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may determine.  The Administrative Agent shall not be obligated to make any such sale pursuant to any such notice.  The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned, from time to time, by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.  In case of any sale of all or any part of the Collateral on credit or for future delivery, such Collateral so sold may be retained by the Administrative Agent until the selling price is paid by the purchaser thereof, but the Administrative Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for such Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.  The Administrative Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.  Each Grantor agrees that it would not be commercially unreasonable for the Administrative Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets.  Each Grantor hereby waives any claims against the Administrative Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree.  If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Administrative Agent to collect such deficiency.  Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Administrative Agent, that the Administrative Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.  Nothing in this Section shall in any way alter the rights of the Administrative Agent hereunder.

(iii)          The Administrative Agent may sell the Collateral without giving any warranties as to the Collateral.  The Administrative Agent may specifically disclaim or modify any warranties of title or the like.  This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(iv)          For the purpose of enforcing any and all rights and remedies under this Agreement, the Administrative Agent may (A) require any Grantor to, and each Grantor agrees that it will, at the joint and several expense of the Grantors, and upon the Administrative Agent’s request, forthwith assemble all or any part of its Collateral as directed by the Administrative Agent and make it available at a place designated by the Administrative Agent which is, in the Administrative Agent’s opinion, reasonably convenient to the Administrative Agent and such Grantor, whether at the premises of such Grantor or otherwise, (B) to the extent permitted by Requirements of Law, enter, with or without process of law and without breach of the peace, any premises where any such Collateral is or may be located and, without charge or liability to the Administrative Agent, seize and remove such Collateral from such premises, (C) have access to and use such Grantor’s books and records, computers and software relating to the Collateral, and (D) prior to the disposition of any of the Collateral, store or transfer such Collateral without charge in or by means of any storage or transportation facility owned or leased by such Grantor, process, repair or recondition such Collateral or otherwise prepare it for disposition in any manner and, to the extent the Administrative Agent deems appropriate and in connection with such preparation and disposition, use without charge any Intellectual Property used by such Grantor.

(v)          Without limiting the generality of the foregoing, if any Event of Default has occurred and is continuing:

(A)           Upon the Administrative Agent’s request, each Grantor will promptly notify each Account Debtor, in respect of any Account or Instrument of such Grantor that constitutes Collateral, that such Collateral has been assigned to the Administrative Agent hereunder and that any payments due or to become due in respect of such Collateral are to be made directly to the Administrative Agent.  Notwithstanding the foregoing, each Grantor hereby authorizes the Administrative Agent, upon the occurrence and during the continuance of an Event of Default: (1) to directly contact and notify the Account Debtors or obligors under any Accounts of the assignment of such Collateral to the Administrative Agent; (2) to direct such Account Debtor or obligors to make payment of all amounts due or to become due thereunder directly to the Administrative Agent; and (3) upon such notification and at the expense of such Grantor, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done.  Once any such notice has been given to any such Account Debtor or other Person obligated on the Collateral, such Grantor shall not give any contrary instructions to such Account Debtor or other Person without the Administrative Agent’s prior written consent.  If, notwithstanding the giving of any notice, any such Account Debtor or other Person shall make payments to a Grantor, such Grantor shall hold all such payments it receives in trust for the Administrative Agent, for the account of the Secured Parties, and shall immediately, upon receipt, deliver the same to the Administrative Agent.

(B)           The Administrative Agent may establish or cause to be established one or more lockboxes or other arrangements for the deposit of Proceeds of such Accounts, and in such case, each Grantor shall cause to be forwarded to the Administrative Agent, on a daily basis, all checks and other items of payment and deposit slips related thereto for deposit in such lockboxes.

(b)          Intellectual Property.  If any Event of Default has occurred and is continuing:

(i)           The Administrative Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Grantor in, to and under any Licenses and take or refrain from taking any action in connection therewith.  Each Grantor hereby releases the Administrative Agent from, and agrees to hold the Administrative Agent free and harmless from and against any claims arising out of, any lawful action so taken or omitted to be taken with respect hereto, except for the Administrative Agent’s gross negligence or willful misconduct, as determined by a final and non-appealable decision of a court of competent jurisdiction.

(ii)          Upon request by the Administrative Agent, each Grantor agrees to execute and deliver to the Administrative Agent powers of attorney, in form and substance satisfactory to the Administrative Agent, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of any Intellectual Property.  In the event of any such disposition pursuant to this Section, each such Grantor shall supply to the Administrative Agent (A) its know-how and expertise relating to the manufacture and sale of the products bearing Trademarks or the products or services made or rendered in connection with Patents or Copyrights, and (B) its customer lists and other records relating to such Intellectual Property and the distribution of said products.

(iii)         Solely for the purpose of enabling the Administrative Agent to exercise rights and remedies under this Section 9 and at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Administrative Agent, to the extent it has the right to do so, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property, now owned or hereafter acquired by such Grantor, and wherever the same may be located.

(c)          Pledged Collateral.  If any Event of Default has occurred and is continuing:

(i)           The Administrative Agent may transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, exercise the voting (if any) and all other rights as a holder with respect thereto, collect and receive all cash dividends, interest, principal and other distributions made thereon and otherwise act with respect to the Pledged Collateral as though Administrative Agent was the outright owner thereof. EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS ADMINISTRATIVE AGENT UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AND DURING THE CONTINUATION OF SUCH EVENT OF DEFAULT, AS THE PROXY AND ATTORNEY-IN-FACT OF SUCH GRANTOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE THE PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO.  THE APPOINTMENT OF ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE.  IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED COLLATERAL, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AND DURING THE CONTINUATION OF SUCH EVENT OF DEFAULT, THE APPOINTMENT OF ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS OR OTHER EQUITY OWNERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS OR OTHER EQUITY OWNERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE AUTOMATICALLY UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AND DURING THE CONTINUATION OF SUCH EVENT OF DEFAULT AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF).  NOT IN LIMITATION OF THE FOREGOING, each Grantor consents to the transfer of any Pledged Partnership Interest, any Pledged LLC Interest and any Pledged Trust Interest to the Administrative Agent or its nominee after the occurrence and during the continuance of an Event of Default and to the substitution of the Administrative Agent or its nominee as a partner in any partnership, as a member in any limited liability company or as a beneficiary in any trust agreement, with all the rights and powers related thereto.  NOTWITHSTANDING THE FOREGOING, THE ADMINISTRATIVE AGENT SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

(ii)          If, at any time when Administrative Agent shall determine to exercise its right to sell the whole or any part of the Pledged Equity Interests hereunder, such Pledged Equity Interests or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (or any similar statute then in effect) (the “Act”), Administrative Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Equity Interests or part thereof by private sale in such manner and under such circumstances as Administrative Agent may deem necessary or advisable, but subject to the other requirements of this Section 9, and shall not be required to effect such registration or to cause the same to be effected.  Without limiting the generality of the foregoing, in any such event, Administrative Agent in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Equity Interests or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Equity Interests or any part thereof.  In addition to a private sale as provided above in this Section 9(c)(ii), if any of the Pledged Equity Interests shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 9(c)(ii), then the Administrative Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

(A)          as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

(B)          as to the content of legends to be placed upon any certificates representing the Pledged Equity Interests sold in such sale, including restrictions on future transfer thereof;

(C)          as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person’s access to financial information about any Grantor and such Person’s intentions as to the holding of the Pledged Equity Interests so sold for investment for its own account and not with a view to the distribution thereof; and

(D)          as to such other matters as Administrative Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.

(iii)           Grantors recognize that Administrative Agent may be unable to effect a public sale of any or all the Pledged Equity Interests and may be compelled to resort to one or more private sales thereof in accordance with clause (c) above.  Each Grantor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private.  Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Equity Interests for the period of time necessary to permit an Issuer to register such securities for public sale under the Act, or under applicable state securities laws, even if such Grantor and the Issuer would agree to do so.

(d)           Enforcement by Administrative Agent Only.  The Administrative Agent, on behalf of the Secured Parties, and, by accepting the benefits of this Agreement, the Secured Parties, expressly acknowledge and agree that this Agreement may be enforced only by the action of the Administrative Agent and that no other Secured Party shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the collateral security to be granted hereby, it being understood and agreed that such rights and remedies shall be exercised exclusively by the Administrative Agent, for the benefit of the Secured Parties, upon the terms of this Agreement.

SECTION 10.  Limitation on the Administrative Agent’s Duty in Respect of Collateral.

(a)           The powers conferred on the Administrative Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Administrative Agent or any Secured Party to exercise any such powers.  The Administrative Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.  Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property.  Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise.  If any Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by each Grantor under Section 13 of this Agreement.

(b)           The Administrative Agent shall not be liable or responsible for any loss or damage to any of the Grantors’ Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Administrative Agent in good faith.

(c)           Neither the Administrative Agent nor any Secured Party shall be required to marshal any present or future Collateral for, or other assurance of payment of, the Secured Obligations or to resort to such Collateral or other assurances of payment in any particular order.  All of the rights of the Administrative Agent hereunder and the Administrative Agent or any other Secured Party in respect of such Collateral and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising.  To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Administrative Agent’s rights under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefit of all such laws.

SECTION 11.  Application of Proceeds. All monies collected by the Administrative Agent upon the sale or other disposition of any Collateral pursuant to: (i) the enforcement of this Agreement; (ii) the exercise of any of the remedial provisions hereof, together with all other monies received by the Administrative Agent hereunder (including all monies received in respect of post-petition interest) as a result of the enforcement or exercise of any remedial rights hereunder; (iii) any distribution of any Collateral upon the bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of the obligations and indebtedness of any Grantor, or the application of any Collateral to the payment thereof or any distribution of Collateral upon the liquidation or dissolution of any Grantor; or (iv) the winding up of the assets or business of any Grantor; in each case shall be applied in the manner set forth in the Revolving Credit Agreement.  It is understood and agreed that each Grantor shall remain liable to the Secured Parties to the extent of any deficiency between (x) the amount of the Proceeds of the Collateral received by the Administrative Agent hereunder and (y) the aggregate amount of the Secured Obligations.

SECTION 12.  Appointment of Co-Agents.  At any time or times, in order to comply with any legal requirement in any jurisdiction, the Administrative Agent may appoint another bank or trust company or one or more other Persons reasonably acceptable to the Secured Parties and, so long as no Event of Default has occurred or is continuing, the Grantors, either to act as co-agent or co-agents, jointly with the Administrative Agent, or to act as separate agent or agents on behalf of the Administrative Agent and the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and specified in the instrument of appointment (which may, in the discretion of the Administrative Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of this Section 12).

SECTION 13.  Indemnity; Expenses.

(a)           Each Grantor jointly and severally agrees to indemnify, reimburse and hold the Administrative Agent and each other Secured Party and their respective successors, assigns, employees, officers, directors, affiliates, agents and servants (hereinafter in this Section referred to individually as an “Indemnitee,” and, collectively, as “Indemnitees”) harmless from any and all liabilities, obligations, losses, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including attorneys’ fees and expenses) of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Loan Document or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including latent or other defects, whether or not discoverable), including the violation by any Grantor of the laws of any country, state or other governmental body or unit, any tort (including claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided, that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, injuries, penalties, claims, demands, actions, suits, judgments or related costs, expenses or disbursements (i) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (ii) result from a claim brought by any Grantor against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder, if such Grantor has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.  Each Grantor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, loss, damage, injury, penalty, claim, demand, action, suit or judgment, such Grantor shall assume full responsibility for the defense thereof.  Each Indemnitee agrees to promptly notify such Grantor of any such assertion of which such Indemnitee has knowledge.

(b)           Without limiting the application of subsection (a) above, each Grantor agrees, jointly and severally, to pay or reimburse the Administrative Agent upon demand for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Security Interests in the Collateral, including all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Administrative Agent’s interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

(c)           If and to the extent that the obligations of any Grantor under this Section are unenforceable for any reason, such Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under Requirement of Law.  This Section 13 shall survive the termination of this Agreement.

SECTION 14.  Security Interest Absolute.

All rights of the Administrative Agent, the Security Interests, and all obligations of the Grantors’ hereunder, shall be absolute and unconditional irrespective of:

(a)          the bankruptcy, insolvency or reorganization of any Grantor or any of their Subsidiaries;

(b)          any lack of validity or enforceability of any Loan Document;

(c)          any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Documents including any increase in the Secured Obligations resulting from the extension of additional credit to any Grantor or any of their Subsidiaries or otherwise;

(d)          any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Secured Obligations;

(e)          any manner of application of Collateral, or Proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral for all or any part of the Secured Obligations or any other assets of any Grantor or any of their Subsidiaries;

(f)           any change, restructuring or termination of the structure or existence of any Grantor or any of their Subsidiaries; or

(g)          any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Grantor or a third party grantor.

SECTION 15.  Additional Grantors. If, pursuant to Section 5.10 of the Revolving Credit Agreement, the Borrowers shall be required to cause any Person that is not a Grantor to become a Grantor hereunder, such Person shall execute and deliver to the Administrative Agent a Guaranty and Security Agreement Supplement substantially in the form of Exhibit D hereto and shall thereafter for all purposes be party hereto as a “Grantor” and “Guarantor”, if applicable, having the same rights, benefits and obligations as a Grantor and Guarantor, respectively, initially party hereto.  The execution and delivery of any instrument adding an additional Grantor and Guarantor, if applicable, as a party to this Agreement shall not require the consent of any other Grantor hereunder.  The rights and obligations of each Grantor as a “Grantor” and “Guarantor” hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 16.  Termination of Security Interests; Release of Collateral.

(a)           On the Termination Date, the Security Interests shall terminate and all rights to the Collateral shall revert to the Grantors.

(b)          In the event that any part of the Collateral or any Grantor is sold, dissolved or otherwise disposed of strictly in accordance with the terms of the Loan Documents and the Proceeds of any such sale, disposition, dissolution or other release are applied strictly in accordance with the terms of the Loan Documents, to the extent required to be so applied, the Administrative Agent, upon request of Grantor, shall confirm to such Grantor in writing that such Collateral or such Grantor will be sold, disposed of, released or dissolved free and clear of the Secured Obligations and/or the Security Interests created by this Agreement and all rights to such Collateral shall revert back to such Grantor and the Administrative Agent, at the request and expense of the relevant Grantor, will take such actions as set forth in subsection (d) of this Section 16 following such release.

(c)           At any time that any Grantor desires written confirmation in accordance with subsection (b) of this Section 16 that any part of the Collateral of any Grantor be sold, dissolved or otherwise disposed of strictly in accordance with the terms of the Loan Documents, such Grantor shall deliver to the Administrative Agent a certificate signed by a Responsible Officer of such Grantor stating that the release of the respective Collateral is permitted strictly in accordance with the terms of the Loan Documents and the Proceeds of any such sale, disposition, dissolution or other release are applied strictly in accordance with the terms of the Loan Documents, to the extent required to be so applied.

(d)           Upon any such termination of the Security Interests or release of such Collateral pursuant to such Grantor’s satisfaction of the condition set forth in subsection (c) of this Section 16 and the Administrative Agent’s written notification of compliance therewith, the Administrative Agent will, at the expense of such Grantor, deliver to such Grantor any Collateral held by the Administrative Agent hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request, but without recourse or warranty to the Administrative Agent, including written authorization to file termination statements to evidence the termination of the Security Interests in such Collateral.

(e)           The Administrative Agent shall have no liability whatsoever to any other Secured Party as the result of any release of Collateral by it in accordance with (or which the Administrative Agent in the absence of gross negligence or willful misconduct believes to be in accordance with) this Section 16.

SECTION 17.  Reinstatement.  This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to any Requirement of Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” “fraudulent transfer” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

SECTION 18.  Notices.  All notices, requests and other communications hereunder shall be given in the manner provided for in Section 10.1 of the Revolving Credit Agreement and shall be given to: (a) the Borrowers and the Administrative Agent at their respective addresses for notices provided for Section 10.1 of the Revolving Credit Agreement and (b) each other Grantor c/o the Borrowers at their address for notices provided for in the Revolving Credit Agreement.

SECTION 19.  No Waiver; Remedies Cumulative.  No failure or delay by the Administrative Agent in exercising any right or remedy hereunder, and no course of dealing between any Grantor on the one hand and the Administrative Agent or any Secured Party on the other hand shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or thereunder.  The rights and remedies herein and in the other Loan Documents are cumulative and not exclusive of any rights or remedies that the Administrative Agent would otherwise have.  No notice to or demand on any Grantor not required hereunder in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the Administrative Agent’s rights to any other or further action in any circumstances without notice or demand.

SECTION 20.  Successors and Assigns.  This Agreement and all obligations of each Grantor hereunder shall be binding upon the successors and assigns of such Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of the Administrative Agent, for the benefit of the Secured Parties, hereunder, inure to the benefit of the Administrative Agent, the Secured Parties, all future holders of any instrument evidencing any of the Secured Obligations and their respective successors and assigns.  No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to the Administrative Agent for the benefit of the Secured Parties hereunder.  No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Agreement without the prior written consent of the Secured Parties.

SECTION 21.  Amendments.  No amendment or waiver of any provision of this Agreement, nor consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent on behalf of the Secured Parties and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 22.  Governing Law; Waiver of Jury Trial.

(a)           THIS AGREEMENT AND ALL MATTERS RELATING HERETO OR ARISING HEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).  EACH GRANTOR HEREBY CONSENTS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND ANY APPELLATE COURT FROM ANY THEREOF, AND IRREVOCABLY AGREES THAT, SUBJECT TO ADMINISTRATIVE AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS.  EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM OF ANY AND ALL NON CONVENIENS.  EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH GRANTOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO ADMINISTRATIVE BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

(b)           EACH GRANTOR AND ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH GRANTOR AND ADMINISTRATIVE AGENT ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH GRANTOR AND ADMINISTRATIVE AGENT WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

SECTION 23.  Severability.  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 24.  Counterparts.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts (including by telecopy), but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by facsimile shall be equally effective as delivery of an original executed counterpart.

SECTION 25.  Headings Descriptive.  The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

SECTION 26.  Setoff Rights .  In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, each Secured Party shall have the right, at any time or from time to time upon the occurrence and during the continuance of an Event of Default, without prior notice to the Guarantors, any such notice being expressly waived by the Guarantors to the extent permitted by applicable law, to set off and apply against all deposits (general or special, time or demand, provisional or final) of the Guarantors at any time held or other obligations at any time owing by such Secured Party to or for the credit or the account of the Guarantors against any and all Secured Obligations held by such Secured Party, irrespective of whether such Secured Party shall have made demand hereunder and although such Secured Obligations may be contingent or unmatured.  Each Secured Party agrees promptly to notify the Administrative Agent and the applicable Guarantor after any such set-off and any application made by such Secured Party; provided, that the failure to give such notice shall not affect the validity of such set-off and application.  Each Secured Party agrees to apply all amounts collected from any such set-off to the Secured Obligations before applying such amounts to any other Indebtedness or other obligations owed by the Guarantors to such Secured Party.  Any Secured Party exercising a right of set off under this Section 26 shall purchase for cash (and the other Secured Parties shall sell) interests in each of such other Secured Party’s Pro Rata Share of the Secured Obligations as would be necessary to cause all Secured Parties to share the amount so set off with each other Secured Party in accordance with their respective Pro Rata Share of the Secured Obligations.

[Signatures on Following Page]

IN WITNESS WHEREOF, the parties hereto have caused this Guaranty and Security Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

GRANTORS:	ABOVENET, INC.

	By:	/s/ Robert Sokota
	Name:	Robert Sokota
	Title:	Senior Vice President, General Counsel and Secretary

ABOVENET COMMUNICATIONS, INC.

	By:	/s/ Robert Sokota
	Name:	Robert Sokota
	Title:	Senior Vice President, General Counsel and Secretary

ABOVENET OF UTAH, L.L.C.

	By:	/s/ Robert Sokota
	Name:	Robert Sokota
	Title:	Senior Vice President, General Counsel and Secretary

ABOVENET OF VA, L.L.C.

	By:	/s/ Robert Sokota
	Name:	Robert Sokota
	Title:	Senior Vice President, General Counsel and Secretary

 (Signature Page to Guaranty and Security Agreement)

ABOVENET INTERNATIONAL, INC.

By:	/s/ Robert Sokota
Name:	Robert Sokota
Title:	Senior Vice President, General Counsel and Secretary

(Signature Page to Guaranty and Security Agreement)

ADMINISTRATIVE AGENT:	SUNTRUST BANK, as Administrative Agent

	By:	/s/ Kevin Curtin
	Name:	Kevin Curtin
	Title:	Vice President

(Signature Page to Guaranty and Security Agreement)

Schedule 1

Jurisdiction of Organization; Organizational Identification Number; Legal Name

Full Legal Name	Type of Entity	State of Organization	Organizational Identification Number	Federal Employer Identification Number
AboveNet, Inc.	Corporation	Delaware	2332346	11-3168327
AboveNet Communications, Inc.	Corporation	Delaware	2842465	13-3982836
AboveNet of Utah, L.L.C.	Limited liability company	Delaware	3218486	06-834263
AboveNet of VA, L.L.C.	Limited liability company	Virginia	S025488	13-3982862
AboveNet International, Inc.	Corporation	Delaware	2988988	13-4039997

Schedule 2

Names; Trade Names; Merger Partners

ACI has registered a DBA “AboveNet Media Networks” and has used such name within the last five years.

2

Schedule 3

Chief Executive Office; Mailing Addresses; Locations of Books and Records

Chief Executive Office:

360 Hamilton Avenue
White Plains, NY  10601

Mailing Addresses of Grantors:

360 Hamilton Avenue
White Plains, NY  10601

Locations of books and records:

360 Hamilton Avenue
White Plains, NY  10601

3

Schedule 4

Deposit/Investment Accounts

Bank Name	Account Number	Bank Address	Description of Account

Abovenet, Inc
Wells Fargo Bank, National Association	2000029949865	50 Main St., White Plains, NY 10606	Checking Acct

Abovenet Communications, Inc.
Wells Fargo Bank, National Association	2000029949878	50 Main St., White Plains, NY 10606	Concentration Account
Wells Fargo Bank, National Association*	2079951060063	50 Main St., White Plains, NY 10606	Payroll Acct
Wells Fargo Bank, National Association	2079951060199	50 Main St., White Plains, NY 10606	Disbursement Acct
Wells Fargo Bank, National Association	2000029949917	50 Main St., White Plains, NY 10606	ESP Checking Acct
Citibank, N.A.*	48912594	26 South Greeley Ave., Chappaqua, NY 10514	Checking Acct
Citibank, N.A.*	9960090307	26 South Greeley Ave., Chappaqua, NY 10514	LC Collateral
Wells Fargo Bank, National Association*	187121162845341	50 Main St., White Plains, NY 10606	LC Collateral
SunTrust Robinson Humphrey, Inc.	333007972	333 Peachtree Rd., 11th Floor, Atlanta, GA 30326	Investment Acct
SG Americas, LLC	1374692	1221 Ave of the Americas, New York, NY 10020	Broker Securities Account

Abovenet of VA L.L.C.
Citibank, N.A.*	26413508	666 Fifth Ave., 6th Floor, New York, NY 10103	Letter of Credit
Citibank, N.A.*	9960090294	666 Fifth Ave., 6th Floor, New York, NY 10103	LC Collateral
* Excluded Accounts

4

Schedule 5

Letters of Credit

None.

5

Schedule 6

Material Contracts

1.	Amended and Restated Franchise Agreement between the City of New York and Metromedia Fiber Network NYC, Inc. dated February 28, 2000, currently being enforced on an at will basis

2.	Fiber Lease Agreement dated April 26 2002 between Williams Communications LLC and Metromedia Fiber National Network, Inc.

First Amendment to the Lease Agreement dated October 2002

Second Amendment to the Lease Agreement dated February 2003

Third Amendment to the Lease Agreement dated October 2007

Collocation and Maintenance Agreement – 4/26/2002 between Williams Communications LLC and Metromedia Fiber National Network, Inc.

First Amendment to the Collocation and Maintenance Agreement – October 2002

Second Amendment Collocation and Maintenance Agreement – February 2003

3.	Agreement of Lease 111 8th Avenue LLC as Landlord and Metromedia Fiber Network Services as Tenant dated April 23, 1999

First Amendment of Lease dated October 18, 2000

Second Amendment of Lease and Partial Termination Agreement dated March 13, 2003

Third Amendment of Lease dated March 1, 2004

4.	For lease of 111 Pavonia, Jersey City, NJ

--Agreement of Lease between Newport Office Center I Co. as Landlord and Metromedia Fiber Network Services, Inc. as Tenant, dated as of October 1, 1999
--Right of Entry License Agreement (undated)
--Renewed April 1, 2008

5.	For 60 Hudson, New York, NY

Lease, dated as of December 30, 1994 amended September 14, 2009

6

Schedule 7

Commercial Tort Claims

None.

7

Schedule 8

Intellectual Property

US and Foreign Trademarks of AboveNet, Inc.
                                                                        Date:  December 1, 2010

I.	US

Mark	Issue or App. Date	Reg or App. No.	Status R or Pending

Color Double Loop Logo	9/14/2010	3847072	Registered

Double Loop Logo	1/26/2010	3742184	Registered

eXpressWave Logo	8/11/2009	3665937	Registered

EXPRESSWAVE	8/11/2009	3665936	Registered

ABOVENET	9/16/2008	3501281	Registered

JABNET	3/18/2008	3399181	Registered

II.	Foreign

Mark	Original Issue or App. Date	Reg or Appl. No.	Status R or Pending

ABOVENET	12/24/2008	7339823	EC Registration

ABOVENET	7/10/1998	98741428	French Registration

ABOVENET	6/29/1998	2170781	UK Registration

DIZOOM	3/9/2007	2448950	UK Registration

JABNET	3/9/2007	2448951	UK Registration

8

Schedule 9

Pledged Equity Interests

Pledged Stock:

Grantor	Issuer	Number of Shares	Certificate Number	Percentage Outstanding Owned by Holder
AboveNet, Inc.	AboveNet Communications, Inc.	1,000	1	100%
AboveNet Communications, Inc.	AboveNet International, Inc.	2,000	1	100%
AboveNet International, Inc.	MFN Europe Finance, Inc.	1,000	2	100%

Pledged LLC Interests:

Grantor	Issuer	Number of Shares	Certificate Number	Percentage Outstanding Owned by Holder
AboveNet Communications, Inc.	AboveNet of Utah, L.L.C.	N/A	1	100%
AboveNet Communications, Inc.	AboveNet of VA, L.L.C.	N/A	1	100%
AboveNet International, Inc.	MFN International, L.L.C.	N/A	1	100%

Pledged Foreign LLC Interests:

Grantor	Issuer	Number of Shares	Certificate Number	Percentage Outstanding Owned by Holder
AboveNet International, Inc.	MFN Europe Limited	65% of the interests owned by AboveNet International, Inc.	N/A	100%
AboveNet International, Inc.	AboveNet Communications Europe Limited	65% of the interests owned by AboveNet International, Inc.	N/A	100%

9

Schedule 10

Pledged Debt Instruments

Intercompany Promissory Notes:

1.	Promissory Note from AboveNet, Inc. to AboveNet Communications, Inc.

2.	Promissory Notes from AboveNet Communications, Inc. to each of: AboveNet, Inc. and AboveNet International, Inc.

3.	Promissory Notes from AbobeNet International, Inc. to each of: AboveNet, Inc. and AboveNet Communications, Inc.

4.	Promissory Notes from AboveNet of Utah, L.L.C. to each of: AboveNet, Inc. and AboveNet Communications, Inc.

5.	Promissory Notes from AboveNet of Virginia, L.L.C. to each of: AboveNet, Inc. and AboveNet Communications, Inc.

6.	Promissory Notes from MFN International, L.L.C. to each of: AboveNet, Inc. and AboveNet Communications, Inc.

7.	Promissory Notes from MFN Europe Finance, Inc. to each of: AboveNet, Inc. and AboveNet Communications, Inc.

8.	Promissory Notes from MFN Japan KK to each of: AboveNet, Inc. and AboveNet Communications, Inc.

9.	Promissory Notes from AboveNet Communications UK Limited to each of: AboveNet, Inc. and AboveNet Communications, Inc.

10.	Promissory Notes from AboveNet Communications Europe Limited to each of: AboveNet, Inc. and AboveNet Communications, Inc.

11.	Promissory Notes from AboveNet Canada Inc. to each of: AboveNet, Inc. and AboveNet Communications, Inc.

10

Annex 1

Financing Statements to be Terminated

Jurisdiction	Debtor/ Defendant/ Grantor	Secured Party/ Plaintiff/Grantee	File Number
DC Recorder of Deeds	AboveNet Communications, Inc.	Citicorp USA, Inc.	2001087323
DC Recorder of Deeds	AboveNet Communications, Inc.	First Union National Bank, as Collateral Agent	2001097781
DC Recorder of Deeds	AboveNet Communications, Inc.	Citicorp USA, Inc.	2002053092
Fulton County, GA	AboveNet Communications Inc.	Citicorp USA, Inc.	060-2001-015629
Fulton County, GA	AboveNet Communications Inc.	First Union National Bank, as Collateral Agent	060-2001-016271
Fulton County, GA	AboveNet Communications Inc.	Citicorp USA, Inc.	060-2002-007237
MA Secretary of Commonwealth	AboveNet Communications, Inc.	Citicorp USA, Inc.	200105287120
MA Secretary of Commonwealth	AboveNet Communications, Inc.	First Union National Bank, as Collateral Agent	200105959540
MA Secretary of Commonwealth	AboveNet Communications, Inc.	Citicorp USA, Inc.	200211309840
OR Secretary of State	AboveNet Communications, Inc.	Citicorp USA, Inc.	564788
OR Secretary of State	AboveNet Communications, Inc.	First Union National Bank, as Collateral Agent	567143
TX Secretary of State	AboveNet Communications, Inc.	First Union National Bank, as Collateral Agent	020003858026
TX Secretary of State	AboveNet Communications Inc	Citicorp USA, Inc.	020028501513
VA State Corporation Commission	AboveNet Communications Inc.	Citicorp USA, Inc.	0205137460
WA Dept. of Licensing	AboveNet Communications, Inc. Metromedia Fiber Network, Inc. Metromedia Fiber Network Services, Inc.	Cupertino Electric, Inc., as Collateral Agent	200129654614
WA Dept. of Licensing	AboveNet Communications, Inc.	First Union National [Bank], as Collateral Agent	200129655314

Jurisdiction	Debtor/ Defendant/ Grantor	Secured Party/ Plaintiff/Grantee	File Number
WA Dept. of Licensing	AboveNet Communications, Inc. Metromedia Fiber Network, Inc. Metromedia Fiber Network Services, Inc.	Cupertino Electric, Inc., as Collateral Agent	200133031616
WA Dept. of Licensing	AboveNet Communications, Inc.	Citicorp USA, Inc.	200212390573

Exhibit A

Form of Copyright Security Agreement

FORM OF
GRANT OF SECURITY INTEREST
COPYRIGHTS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [GRANTOR], a [_____________] (the “Grantor”), with principal offices at [ADDRESS], on this ___ day of __________, 20__, hereby assigns and grants to SUNTRUST BANK, as Administrative Agent (the “Grantee”) with principal offices at 303 Peachtree Street, N.E./25th Floor, Atlanta, Georgia 30308, a security interest in (i) all of the Grantor’s right, title and interest in and to the copyrights, copyright registrations, copyright applications and copyright licenses (the “Copyrights”) set forth on Schedule A attached hereto and all reissues, extensions or renewals thereof; (ii) all Proceeds (as such term is defined in the Guaranty and Security Agreement referred to below) of the Copyrights, (iii) the goodwill of the businesses with which the Copyrights are associated, and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Copyrights or unfair competition regarding the same.

THIS GRANT OF SECURITY INTEREST (this “Grant”), is made to secure the satisfactory performance and payment of all the “Secured Obligations” of the Grantor, as such term is defined in the Guaranty and Security Agreement among Grantor, the other grantors from time to time party thereto and the Grantee, dated as of January 28, 2011 (as the same may be amended, restated, modified and/or supplemented from time to time, the “Guaranty and Security Agreement”).

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Guaranty and Security Agreement.  The rights and remedies of the Grantee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Guaranty and Security Agreement, all terms and provisions of which are incorporated herein by reference.  In the event that any provisions of this Grant are deemed to conflict with the Guaranty and Security Agreement, the provisions of the Guaranty and Security Agreement shall govern.  This Grant may be executed in counterparts and by the different parties hereto on separate counterparts, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall be equally effective as delivery of an original executed counterpart.

[SIGNATURES ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the date referenced above.

[GRANTOR], as Grantor

By:
Name:
Title:

SUNTRUST BANK
as Administrative Agent, as Grantee

By:
Name:
Title:

STATE OF	)
) ss.:
COUNTY OF	)

On this ____ day of ____________, 20___, before me personally came ________________ who, being by me duly sworn, did state as follows:  that he is the ________________ of [GRANTOR], that he is authorized to execute the foregoing Grant on behalf of said __________________ and that he did so by authority of the __________________ of said __________________.

Notary Public

STATE OF	)
) ss.:
COUNTY OF	)

On this ____ day of ____________, 20___, before me personally came ________________who, being by me duly sworn, did state as follows:  that he/she is a ________________ of SUNTRUST BANK, that he/she is authorized to execute the foregoing Grant on behalf of SunTrust Bank and that he did so by authority of SunTrust Bank.

Notary Public

SCHEDULE A

COPYRIGHTS

Copyright	Copyright Registration Number	Issue Date

COPYRIGHT APPLICATIONS

COPYRIGHT LICENSES

Exhibit B

Form of Patent and Trademark Security Agreement

FORM OF
GRANT OF SECURITY INTEREST
PATENTS AND TRADEMARKS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [GRANTOR], a [__________________] (the “Grantor”), with principal offices at [ADDRESS], hereby assigns and grants to SUNTRUST BANK, as Administrative Agent (the “Grantee”) with principal offices at 303 Peachtree Street, N.E./25th Floor, Atlanta, Georgia 30308, a security interest in (i) all of the Grantor’s right, title and interest in and to the trademarks, trademark registrations, trademark applications and trademark licenses (the “Marks”) set forth on Schedule A attached hereto and all reissues, extensions or renewals thereof; (ii) all of the Grantor’s right, title and interest in and to the patents, patent applications and patent licenses (the “Patents”) set forth on Schedule B attached hereto and all reissues, continuations, continuations-in-part and extensions thereof, in each case together with (iii) all Proceeds (as such term is defined in the Guaranty and Security Agreement referred to below) of the Marks and Patents, (iv) the goodwill of the businesses with which the Marks are associated, and (v) all causes of action arising prior to or after the date hereof for infringement of any of the Marks and Patents or unfair competition regarding the same.

THIS GRANT OF SECURITY INTEREST (this “Grant”), is made to secure the satisfactory performance and payment of all the “Secured Obligations” of the Grantor, as such term is defined in the Guaranty and Security Agreement among Grantor, the other grantors from time to time party thereto and the Grantee, dated as of January 28, 2011 (as the same may be amended, restated, modified and/or supplemented from time to time, the “Guaranty and Security Agreement”).

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Guaranty and Security Agreement.  The rights and remedies of the Grantee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Guaranty and Security Agreement, all terms and provisions of which are incorporated herein by reference.  In the event that any provisions of this Grant are deemed to conflict with the Guaranty and Security Agreement, the provisions of the Guaranty and Security Agreement shall govern.  This Grant may be executed in counterparts and by the different parties hereto on separate counterparts, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall be equally effective as delivery of an original executed counterpart.

This Grant shall be governed by the laws of the State of New York (without giving effect to the conflict of law principles thereof).

[SIGNATURES ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the date referenced above.

[GRANTOR], as Grantor

By:
Name:
Title:

SUNTRUST BANK
as Administrative Agent, as Grantee

By:
Name:
Title:

STATE OF	)
) ss.:
COUNTY OF	)

On this ____ day of ____________, 20___, before me personally came ________________ who, being by me duly sworn, did state as follows:  that he is the ________________ of [GRANTOR], that he is authorized to execute the foregoing Grant on behalf of said __________________ and that he did so by authority of the __________________ of said __________________.

Notary Public

STATE OF	)
) ss.:
COUNTY OF	)

On this ____ day of ____________, 20___, before me personally came ________________who, being by me duly sworn, did state as follows:  that he/she is a ________________ of SUNTRUST BANK, that he/she is authorized to execute the foregoing Grant on behalf of SunTrust Bank and that he did so by authority of SunTrust Bank.

Notary Public

SCHEDULE A

TRADEMARKS

Trademark	Applic./Reg. #	Date of Applic./Reg.	Class	Owner

TRADEMARK APPLICATIONS

TRADEMARK LICENSES

SCHEDULE B

REGISTERED PATENTS

Patent	Patent Number	Issue Date

PATENT APPLICATIONS

PATENT LICENSES

Exhibit C

Form of Uncertificated Securities Control Agreement

FORM OF UNCERTIFICATED SECURITIES CONTROL AGREEMENT

This Uncertificated Securities Control Agreement dated as of _________ ___, 20___(this “Control Agreement”) among [GRANTOR] (the “Grantor”), SUNTRUST BANK, as Administrative Agent for the Secured Parties (the “Administrative Agent”), and [ISSUER], a [____________] (the “Issuer”).  Capitalized terms used but not defined herein shall have the meaning assigned in the Guaranty and Security Agreement dated as of January 28, 2011, among the Grantor, the other Grantors party thereto and the Administrative Agent (the “Security Agreement”).  All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1.  Registered Ownership of Shares.  The Issuer hereby confirms and agrees that as of the date hereof the Grantor is the registered owner of __________ [shares/units] of the [Issuer’s common stock/Issuer] (the “Pledged Shares”) and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the Administrative Agent.

Section 2.  Instructions.  If at any time the Issuer shall receive instructions originated by the Administrative Agent relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Grantor or any other person.

Section 3.  Additional Representations and Warranties of the Issuer.  The Issuer hereby represents and warrants to the Administrative Agent:

(a)  It has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the transfer or encumbrance of the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person.

(b)  It has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Grantor or the Administrative Agent purporting to limit or condition the obligation of the Issuer to comply with Instructions as set forth in Section 2 hereof.

(c)  Except for the claims and interest of the Administrative Agent and of the Grantor in the Pledged Shares, the Issuer does not know of any claim to, or interest in, the Pledged Shares.  If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Issuer will promptly notify the Administrative Agent and the Grantor thereof.

(d)  This Uncertificated Securities Control Agreement is the valid and legally binding obligation of the Issuer.

Section 4.  Choice of Law.  This Agreement shall be governed by the laws of the State of New York (without giving effect to the conflict of law principles thereof).

Section 5.   Conflict with Other Agreements.  In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.  No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

Section 6.  Voting Rights.  Prior to the occurrence and so long as no Event of Default is continuing, the Grantor shall have the right to vote the Pledged Shares.  Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to vote the Pledged Shares.

Section 7.  Successors; Assignment.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors or heirs and personal representatives who obtain such rights solely by operation of law.

Section 8. Indemnification of Issuer.  The Grantor and the Administrative Agent hereby agree that (a) the Issuer is released from any and all liabilities to the Grantor and the Administrative Agent arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer’s negligence and (b) the Grantor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such arises from the Issuer’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

Section 9.  Notices.  All notices, requests and other communications hereunder shall be given pursuant to the Security Agreement.

Section 10.  Termination.  The obligations of the Issuer to the Administrative Agent pursuant to this Control Agreement shall continue in effect until the security interests of the Administrative Agent in the Pledged Shares have been terminated pursuant to the terms of the Security Agreement and the Administrative Agent has notified the Issuer of such termination in writing.  The Administrative Agent agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Issuer upon the request of the Grantor on or after the termination of the Administrative Agent’s security interest in the Pledged Shares pursuant to the terms of the Security Agreement.  The termination of this Control Agreement shall not terminate the Pledged Shares or alter the obligations of the Issuer to the Grantor pursuant to any other agreement with respect to the Pledged Shares.

Section 11.  Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.  Delivery of an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall be equally effective as delivery of an original executed counterpart.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Uncertificated Securities Control Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

SUNTRUST BANK,
as Administrative Agent

By:
Name:
Title:

[NAME OF ISSUER]

By:
Name:
Title:

Exhibit A

[Letterhead of Administrative Agent]

[Date]

[Name and Address of Issuer]

Attention:

Re:  Termination of Control Agreement

You are hereby notified that the Uncertificated Securities Control Agreement between you, [the Grantor] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement.  Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Shares (as defined in the Uncertificated Control Agreement) from [the Grantor].  This notice terminates any obligations you may have to the undersigned with respect to the Pledged Shares, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [the Grantor] pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to [insert name of Grantor].

Very truly yours,

SUNTRUST BANK,
as Administrative Agent

By:
Name:
Title:

Exhibit D

Form of Guaranty and Security Agreement Supplement

FORM OF GUARANTY AND SECURITY AGREEMENT SUPPLEMENT

THIS GUARANTY AND SECURITY AGREEMENT SUPPLEMENT dated as of ___________ ___, 20__ (this “Supplement”) executed and delivered by [NEW GRANTOR], a[_______________] (the “New Grantor”), in favor of SunTrust Bank, as Administrative Agent (the “Administrative Agent”).

WHEREAS, pursuant to that certain Revolving Credit Agreement dated as of January 28, 2011, by and among AboveNet, Inc., a Delaware corporation, AboveNet Communications, Inc., a Delaware corporation, AboveNet of Utah, L.L.C., a Delaware limited liability company, AboveNet of VA, L.L.C., a Virginia limited liability company and AboveNet International, Inc., a Delaware corporation (each a “Borrower” and collectively the “Borrowers”), the financial institutions from time to time party thereto as “Lenders”, the Administrative Agent, and the other parties thereto, the Administrative Agent and the Lenders have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Revolving Credit Agreement;

WHEREAS, to secure obligations owing by the Borrowers under the Revolving Credit Agreement and the other Loan Documents, the Borrowers and the other “Grantors” thereunder have executed and delivered that certain Guaranty and Security Agreement dated as of January 28, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Security Agreement, or, if not defined therein, in the Revolving Credit Agreement) in favor of the Administrative Agent; and

WHEREAS, pursuant to Section 5.11 of the Revolving Credit Agreement, new Subsidiaries of the Borrowers must execute and deliver certain Loan Documents, including the Security Agreement, and the execution and delivery of the Security Agreement by the New Grantor may be accomplished by the execution of this Supplement in favor of the Administrative Agent, for the benefit of the Secured Parties.

NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the New Grantor, the New Grantor hereby agrees as follows:

Section 1.  Accession to Security Agreement; Grant of Security Interest.  In accordance with Section 15 of the Security Agreement, the New Grantor, by its signature below, becomes a “Grantor” [and] “Guarantor” [and “Grantor”] under the Security Agreement with the same force and effect as if originally named therein and assumes all obligations of a “Grantor” [and] “Guarantor” [and “Grantor”] thereunder, and the New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” [and] “Guarantor” [and “Grantor”] thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” [and] “Guarantor” [and “Grantor”] thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, the New Grantor hereby, as security for the payment and performance in full of the Secured Obligations, does hereby pledge, assign, hypothecate, set over and convey unto the Administrative Agent, for the benefit of the Secured Parties, and does hereby grant to the Administrative Agent, for the benefit of the Secured Parties, a first priority continuing Lien on and security interest in all of the right, title and interest of such New Grantor in, to and under all of the Collateral (and all rights therein) of such New Grantor whether now existing or hereafter from time to time acquired.  Each reference to a “Grantor” [or] “Guarantor” [or “Grantor”] in the Security Agreement shall be deemed to include the New Grantor.  The Security Agreement is incorporated herein by reference.

Without limiting the generality of the foregoing, the New Grantor hereby:

(a)           mortgages, pledges and hypothecates to the Secured Party for the benefit of the Secured Parties, and grants to the Secured Party for the benefit of the Secured Parties a lien on and security interest in, all of such Grantor’s right, title and interest in, to and under the Collateral of such Grantor, all as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations as provided in the Security Agreement;

(b)           makes to the Secured Parties as of the date hereof each of the representations and warranties contained in Section 5 of the Security Agreement (as modified hereby) and agrees to be bound by each of the covenants contained in the Security Agreement, including without limitation, those contained in Section 6 thereof;

(c)           agrees to irrevocably and unconditionally guaranty the due and punctual payment in full of all Secured Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)) and in accordance with the Security Agreement; and

(d)           consents and agrees to each other provision set forth in the Security Agreement.

Section 2.  Supplement to Schedules.  The information set forth in Exhibit 1 attached hereto is hereby added to the information set forth in Schedules 1 through 10 of the Security Agreement.

Section 3.  Representations and Warranties.  The New Grantor hereby represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that this Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

SECTION 4.  GOVERNING LAW.  THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 5.  Counterparts.  This Supplement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of this Supplement by facsimile or other electronic method of transmission shall be equally effective as delivery of an original executed counterpart.

Section 6.  Effect.  Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

[Signatures on Next Page]

IN WITNESS WHEREOF, the New Grantor has caused this Guaranty and Security Agreement Supplement to be duly executed and delivered under seal by its duly authorized officers as of the date first written above.

[NEW GRANTOR]

By:
Name:
Title:

Address for Notices:

Attention: __________
Telecopy Number: (___)
Telephone Number: (___)

Accepted:

SUNTRUST BANK, as Administrative Agent

By:
Name:
Title: